WYETH SAVINGS PLAN

                                Third Restatement
                             (As of January 1, 1997)

                          As Amended to March 19, 2003









































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                                    SECTION 1

                                  INTRODUCTION

This Plan shall be known as the "Wyeth Savings Plan" (the "Plan"). The Plan became effective as of April 1, 1985. In adopting this Plan, it was the purpose of Wyeth and other participating Employers to encourage Employees to save by providing a program of matching contributions by the Employer equal to fifty percent (50%) of salary deferral and after tax contributions of up to 6% of covered compensation. The Plan has been designed to provide benefits for eligible Employees upon their retirement, or termination of service and for their beneficiaries in the event of their death. The Plan is amended and restated effective January 1, 1997, unless otherwise noted herein, to comply with the Uruguay Round Agreements Act of 1994 ("GATT"); the Uniform Services Employment and Reemployment Rights Act of 1994 ("USERRA"); the Small Business Job Protection Act of 1996 ("SBJPA"); the Taxpayers Relief Act of 1997 ("TRA 97"); the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA 98"); and the Community Renewal Tax Relief Act of 2000 ("CRA") (collectively know as "GUST").

Benefits for any Participant, or Beneficiary of such Participant, who retired, died or terminated employment at any time prior to January 1, 1997 will be determined under the provisions of the Plan as in effect on the date of the Participant's retirement, death, or termination, unless additional benefits are specifically provided by a subsequent amendment to the Plan. The restated Plan contained herein will apply to Participants, or Beneficiaries of such Participants, who retire, die or terminate employment at any time on or after January 1, 1997.

Effective March 11, 2002, the Company changed its corporate name from American Home Products Corporation to Wyeth and the name of the Plan was changed accordingly.

                                    SECTION 2

                                   DEFINITIONS

The terms used herein shall have the following meanings unless a different meaning is clearly required by the context:

     2.01 "Account" means the bookkeeping account of a Participant kept pursuant to Section 5 which consists of subaccounts, including the Salary Deferral Account, the Rollover Account, the Matching Account, and the QVEC Account and the After Tax Contribution Account.

     2.02 "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

     2.03 "Affiliate" means any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

     2.04 "After Tax Contribution Account" means the separate subaccount of the Participant's Account credited with After Tax Contributions pursuant to Section 4.1(b).

     2.05 "After Tax Contributions" means contributions to the Plan made by a Participant during the Plan Year pursuant to Section 4.1(b).

     2.06 " Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.07 "Committee" means the Savings Plan Committee of the Company or its designee which is provided for in accordance with Section 12 of the Plan.

     2.08 "Company" means Wyeth, a Delaware corporation. Prior to March 11, 2002, the term Company meant "American Home Products Corporation". For historical purposes, the term "American Home Products Corporation" has been retained where applicable.

     2.09 "Covered Compensation" means a Participant's regular salary or wages for services rendered to the Employer, including overtime, sales bonuses, and commissions, the amount of elective deferrals made pursuant to Section 125 of the Code and the amount of Salary Deferral Contributions made by an Employer on behalf of a Participant to the Plan. Covered Compensation does not include other deferred compensation, amounts realized from the exercise of a nonqualified stock option or premature distribution of an incentive stock option or the lapse of restrictions applicable to restricted stock or other property, amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option or incentive stock option, premiums for group term life insurance, other amounts which receive special tax treatment or any benefits derived from the Company's Performance Incentive Award Program or other bonus or award programs. Beginning with the Plan Year commencing on January 1, 1989, for purposes of the Plan, the annual Covered Compensation of any Participant shall not exceed $200,000 multiplied by any cost of living factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code. For purposes of this Section, for Plan Years on or after January 1, 2001, for Covered Compensation paid or made available during such Plan Year shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

     Effective for Plan years beginning on and after January 1, 2002, Covered Compensation shall be limited as provided under Section 401(a)(17) of the Code as amended from time to time. For purposes of this Section, for Plan years beginning on and after January 1, 2001, Covered Compensation paid or made available during such Plan Year shall not include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

     2.10 "Continuous Service" means the aggregate of the period of elapsed time between the commencement of an Employee's employment by the Employer and his or her Severance From Service, provided that Continuous Service shall include the period following a Severance From Service if an Employee is reemployed by the Employer within 12 months after such Severance From Service. If the Employee's Severance From Service occurs while the Employee is otherwise absent from employment, the period following such Severance From Service shall be counted as Continuous Service only if the Employee is reemployed by the Employer within 12 months following the commencement of such other absence from employment.

     However, in the case of determining the eligibility of a part-time or seasonal Employee to participate in the Plan, Continuous Service shall be computed as follows:

     (i) The "initial eligibility computation period" shall consist of the 12-consecutive month period beginning on the first day for which the part-time or seasonal Employee is credited with One Hour of Service (the "Employment Commencement Date.") If such part-time or seasonal Employee is credited with 1,000 or more Hours of Service during such initial 12-month period, he or she shall be credited with one year of Continuous Service.

     (ii) Thereafter, Continuous Service shall be computed on the basis of each Plan Year during which the part-time or seasonal Employee is credited with 1,000 or more Hours of Service during such Plan Year. The first Plan Year shall begin with the Plan Year which includes the first anniversary of the part-time or seasonal Employee's Employment Commencement Date. The computation period used for measuring eligibility after the `initial eligibility computation period' will be used to measure breaks in service for eligibility to participate in the plan.

     2.11 "Employee" means (i) any person employed by the Employer and shall include a person other than a non-resident alien as to the United States who is not a Participant in the Plan, who is then currently employed by the Company or a Subsidiary and who is then not currently entitled to receive any retirement benefits or disability benefits for total and permanent disability under any plan, program, contract, or arrangement of the Company or any subsidiary, or deemed totally and permanently disabled under the Plan, and (ii) Leased Employees within the meaning of Section 414(n)(2) of the Code. The term "Employee" shall not include any individual who performs services for the Employer and is classified or designated by the Employer as a fee for service worker or independent contractor even if such individual is later reclassified as a common law employee of the Employer by a government entity, a court of competent jurisdiction, arbitrator or other third party for any purpose. The term Employee shall also exclude Leased Employees.

     2.12 "Employer" means the Company and any Affiliate which is a domestic corporation not operating primarily in Puerto Rico.

     2.13 "Entry Date" means (1) for part-time Employees, the first day of any calendar month following 12 months of Continuous Service and attainment of age 21 provided the Employee has submitted a completed enrollment form to the Plan Administrator, and (2) for full-time Employees, the first day of any calendar month provided the Employee has submitted a completed enrollment form to the Plan Administrator.

     2.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.15 "Former Participant" means any person who terminates employment with the Company and was at one time a Participant and who has not yet received a complete distribution of his or her Account from the Plan.

     2.16 "Fund" means the investment funds available to Participants under the Plan as selected by the Savings Plan Committee and as listed on Schedule A, which is attached hereto and incorporated herein by reference.

     2.17 "Highly Compensated Employee" (a) Effective for Plan Years starting after December 31, 1996, the term "Highly Compensated Employee" includes highly compensated active Employees and highly compensated former Employees. A highly compensated active Employee means any Employee who: (1) was a Five-Percent Owner (as defined in section 416(i)(1) of the Code) at any time during the Look-Back Year or the Determination Year and applying the constructive ownership rules of
Section 318 of the Code; or (2) for the Look-Back Year, received Compensation from the Employer or Affiliates in excess of $80,000 (as adjusted by the Secretary of the Treasury pursuant to Section 415(d) of the Code). For purposes of this Subparagraph (a), the Employer has not made the Top-Paid Group election. In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the above definition shall be treated as having been in effect for years beginning in 1996. A former Employee shall be treated as a Highly Compensated Employee if: (i) such Employee was a Highly Compensated Employee when such Employee separated from service, or (ii) such Employee was a Highly Compensated Employee for any Plan Year after attaining age 55. If the former Employee's separation from service occurred prior to January 1, 1987, he or she is a Highly Compensated Employee only if he or she satisfied clause (a) of this Section or received Compensation in excess of $50,000 during: (1) the year of his or her separation from service (or the prior year); or (2) any year ending after his or her 54th birthday. (b) For the purposes of this Section, the following definitions shall apply: "Compensation" means compensation within the meaning of Section 415(c)(3) of the Code. This determination will be made without regard to Sections 125, 402(e)(3) or 402(h)(1)(B) of the Code. "Determination Year" means the Plan Year with respect to which the determination of an individual's status as a "Highly Compensated Employee" (or Non-Highly Compensated Employee) is being made. "Look-Back Year" means the period of twelve
(12) consecutive months immediately preceding the Determination Year or, if the Employer elects, the calendar year ending with or within the Determination Year. "Top-Paid Group" means that group of Employees of the Employer and its
Affiliates  who,  when  ranked  on the basis of  compensation  paid  during  the
Determination Year or Look-Back Year are among the twenty percent (20%) of Employees receiving the greatest amount of such compensation. Employees described in Section 414(q)(5) of the Code and the regulations promulgated thereunder shall be excluded.

     2.18 "Hour of Service" with respect to any Plan Year or eligibility computation period, shall include the following:

     (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. Such hours shall be credited to that Plan Year or eligibility computation period in which such duties were performed.

     (2) Each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer, exclusive of hours previously credited under subparagraph (1), immediately above. Such hours shall be credited to that Plan Year or eligibility computation period to which such award or agreement pertains, and shall be computed and credited in the manner prescribed in subparagraph (3) immediately below.

     (3) Each hour for which an Employee is paid, or entitled to payment, directly or indirectly (through an insurer, trust fund or otherwise) by the Employer for a period of time during which no duties are performed (irrespective of whether he or she has ceased to be an Employee) on account of vacation, holiday, illness, incapacity, disability, layoff, jury duty or leave of absence, subject to the following:

     Notwithstanding the foregoing, (a) no more than 501 hours shall be credited for any such single continuous period, (b) no such hours shall be credited if such payment is made under a plan maintained solely for the purpose of complying with the applicable workmen's compensation, unemployment compensation and disability compensation laws, and (c) no such hours shall be credited for any payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

     The rules set forth in paragraphs (b) and (c) of the Department of Labor Regulation Section 2530.200b-2 are hereby incorporated by reference.

     (4) Solely for purposes of determining whether a One Year Period of Severance has occurred, each hour (not in excess of 501 hours) for which the Employee is absent from work and during which no duties are performed due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the caring for such child for the period immediately following birth or placement. Any such hour shall be credited to the Plan Year or eligibility computation period in which such absence begins if, as of the date the absence begins, the Employee has completed less than 501 hours of service; in any other case, such hours shall be credited to the next Plan Year or eligibility computation period.

     2.19 "Matching Account" means that separate subaccount of the Participant's Account credited with Matching Contributions under Section 4.5.

     2.20 "Matching Contributions" means the contribution by the Employer to the Matching Account pursuant to Section 4.5.

     2.21 "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

     2.22 "Normal Retirement Date" means the first day of the calendar month following the Participant's 65th birthday.

     2.23 "Participant" means an Employee who pursuant to the terms of Section 3 is eligible to participate under the Plan and who elects to so participate.

     2.24 " Plan" means the Wyeth Savings Plan.

     2.25 " Plan Year" means the calendar year.

     2.26 "Revaluation Date" means the date on which the Accounts under the Plan are valued pursuant to Section 5.3.

     2.27 "Rollover Account" means the separate subaccount of a Participant's Account which is credited with Rollover Contributions pursuant to Section 4.11.

     2.28 "Rollover Contribution" means (1) an Eligible Rollover Distribution within the meaning of Section 402(c)(4) of the Code; (2) a contribution by a Participant of a distribution received from the qualified plan of another employer provided the Participant makes the contribution within 60 days of his or her receipt of a distribution which satisfied the requirements of Section 402(c)(1) of the Code; or (3) a direct transfer of the Participant's interest from the trustee of a qualified plan maintained by another employer. Before accepting a Rollover Contribution, the Committee or its delegate may require the Participant to furnish satisfactory evidence that the proposed transfer is in fact a Rollover Contribution which the Code permits a Participant to make to a qualified plan. All Rollover Contributions shall be fully vested at all times. In addition, such Rollover Contributions must satisfy the requirements of
Section 4.11.

     2.29  "Salary  Deferral  Account"  means  the  separate   subaccount  of  a
Participant's Account which is credited with Salary Deferral Contributions pursuant to Section 4.1(a).

     2.30 "Salary Deferral Contribution" means the contribution paid by the Employer to the Trust, at the election of the Participant, in lieu of cash Compensation, which is credited to the Salary Deferral Account.

     2.31  "Severance  From Service" means the earliest of the following  dates:
(i) resignation,  (ii) discharge,  (iii) death or (iv)  retirement.  A Severance
From Service shall also occur if an Employee remains continually absent from work (for any reason other than resignation, discharge, retirement or death) on the first anniversary of the first day of absence (except in the case of military leave).

     2.32 "Trust" means the Trust established under Section 13 of the Plan which Trust shall form a part of the Plan.

     2.33 "Trustee" means the Trustee designated in accordance with the provisions of the Trust.

     2.34 "Trust Fund" means the assets of the Trust which shall include investments of the Participants' Accounts.

     2.35 "Wyeth Common Stock" means the common stock of Wyeth.



                                    SECTION 3

                                  PARTICIPATION

     3.1 General.1 General. Each Employee who is employed in the United States by the Employer who is not a member of a recognized collective bargaining unit (unless there is a collective bargaining agreement making the Plan applicable to members of such unit) and Employees outside of the United States (except
Employees of a division or subsidiary of the Company operating primarily in Puerto Rico) who are covered by the Wyeth Retirement Plan - United States shall be eligible to participate in the Plan when he or she has met the following conditions. Full time Employees of the Employer who have attained age 21 (i.e., Employees scheduled to work with the Employer at least 1,000 hours in a 12-month period) will be eligible to participate in the Plan as of their date of hire if they meet the other requirements of this Section 3.1, and part time and seasonal Employees who have attained age 21 (i.e., Employees scheduled to work with the Employer less than 1,000 hours in a 12-month period) will be eligible to participate in the Plan after they work 1,000 hours or more in a 12-month period with the Employer if they meet the other requirements of this Section 3.1. The Employee must submit an election to include a salary deferral agreement and/or authorization for After Tax Contribution, investment selection form, and a beneficiary designation form. Such written election shall be filed no later than 15 days prior to the Entry Date unless otherwise determined by the Committee.

     3.2 Termination of Participation.2 Termination of Participation. A Participant shall cease to be a Participant upon his or her Severance From Service and having received a distribution of his or her entire Accounts under the Plan.

     3.3 Reemployment.3 Reemployment. A Former Participant who is reemployed by the Employer shall be eligible again to participate in the Plan as of the next Entry Date following his or her date of reemployment provided that he or she has filed an election with the Committee described in Section 3.1. A former Employee who was not a Participant and is reemployed shall be eligible to participate when he or she meets the requirements of Section 3.1.

     3.4  Collective   Bargaining   Agreements,   Etc..4  Collective  Bargaining
Agreements, Etc. If a Participant becomes covered by a collective bargaining agreement or is otherwise transferred to a position with the Employer which makes him or her ineligible to participate in the Plan, his or her participation in the Plan shall cease but he or she shall not be considered to have terminated employment. If such Employee subsequently ceases to be covered by a collective bargaining agreement or is otherwise transferred to a position which makes them eligible to participate, he or she shall again become eligible for participation. Notwithstanding the foregoing, an Employee who ceases to be a Participant upon being covered by a collective bargaining agreement shall nonetheless continue to be considered a Participant solely for purposes of the loan provisions as set forth in Article 9 of the Plan and the hardship distribution provision as set forth in Section 8.1.

     3.5 Leased Employees. Any individual who is a Leased Employee, within the meaning of Section 414(n) of the Code, of an Employer shall not be eligible to participate in the Plan. For purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of
Section 414(n)(3) of the Code, employees of the Employer shall include individuals defined as Leased Employees.

          "Leased Employee" shall mean a person who is not a common law employee of the Employer or an Affiliate but who provides services to the Employer or an Affiliate, and: (1) such services are performed pursuant to an agreement between the Employer and any other person or entity (the "Leasing Organization"); (2) the person performing the services has done so on a substantially full-time basis for at least one (1) year; and (3) for Plan Years starting before January 1, 1997, the services performed are of a type historically performed in the business field of the recipient by Employees; and (4) for Plan Years starting after December 31, 1996, the services are performed under the primary direction and control of the recipient of those services. Notwithstanding the preceding sentence, the Plan shall not treat an individual as a Leased Employee if the Leasing Organization covers the individual by a money purchase pension plan with a nonintegrated contribution rate of at least ten percent (10%) of Covered Compensation, and provides for immediate participation and full and immediate vesting, provided that Leased Employees constitute less than twenty percent (20%) of the Company's Non-Highly Compensated Employees.


                                   SECTION 4

                                 CONTRIBUTIONS

     4.1 Salary Deferral Contributions and After Tax Contributions.

          (a) Each Participant may authorize the Employer to contribute to the Trust on his or her behalf a Salary Deferral Contribution with respect to each Plan Year which shall be allocated to his or her Salary Deferral Account. A Participant may elect to have a stated whole percentage from 1% to 16% of his or her Covered Compensation allocated to his or her Salary Deferral Account. Such Salary Deferral Contributions shall be paid by the Employer to the Trustee at least monthly and each Participant's pay for such month shall be reduced by an identical amount.

          (b) Before a contribution is made as a Salary Deferral Contribution, the Committee may, in its discretion, decide that if the Average Actual Deferral Percentage Test set forth in Section 4.9 may not be met, a portion or all of such contribution for a Highly Compensated Employee that would otherwise have been allocated as a Salary Deferral Contribution shall in lieu thereof be allocated to an After Tax Contribution Account in accordance with a formula determined by the Committee. Independent of his or her election to defer compensation as a Salary Deferral Contribution, a Participant may elect to contribute on an after tax basis a portion of his or her Covered Compensation to his or her After Tax Contribution Account which, subject to any determination made by the Committee to comply with Section 4.10 shall be a stated whole percentage of the Participant's Covered Compensation for the Plan Year of not less than one percent (1%) nor more than sixteen percent (16%).

          (c) The combination of the Salary Deferral Contributions and After Tax Contributions for any Participant shall not be less than one percent (1%) nor exceed sixteen percent (16%) of the Participant's Covered Compensation for the Plan Year.

     4.2 Maximum Amount of Salary Deferral Contributions. The maximum amount of Covered Compensation a Participant is permitted to defer during any calendar year is limited to $7,000 as adjusted by the Secretary of Treasury pursuant to
Section 402(g)(5) of the Code.

     To the extent the Committee believes that a Participant's election of a Salary Deferral Contribution will exceed the limits set forth in the preceding paragraph, before a contribution is made as a Salary Deferral Contribution, a portion of or all of such contribution that would otherwise have been allocated as a Salary Deferral Contribution may in lieu thereof be allocated to an After Tax Contribution Account.

     To the extent any Salary Deferral Contributions in excess of the Section 402(g) of the Code are not corrected as indicated above, such excess Salary Deferral Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account excess Salary Deferrals Contributions were assigned for the preceding year and who claims Salary Deferrals Contributions for such taxable year.

     Excess Salary Deferrals Contributions shall be adjusted for any income or loss in the same manner that income/earnings or loss is calculated under the Plan. However, such income or loss may be calculated using a reasonable method to be applied by the Committee on a uniform and non-discriminatory basis.

     4.3 Election of Salary Deferral Contributions or After Tax Contributions. Each Participant electing to have the Employer contribute a Salary Deferral Contribution on his or her behalf or electing to make an After Tax Contribution shall file with the Committee on prescribed forms, 15 days prior to the Entry Date, an election of the percentage of his or her Covered Compensation (within the limits stated in and in accordance with the provisions of Section 4.1) to be contributed to his or her Salary Deferral Account or After Tax Contribution Account by authorizing the Employer to withhold such amount from his or her pay.

     4.4 Vesting. A Participant shall be fully vested at all times in his or her Account attributable to his or her Salary Deferral Account, Rollover Contribution Account, and After Tax Contribution Account. A Participant shall also be fully vested in his or her account attributable to his or her Matching Account if he or she has five (5) or more years of Continuous Service. If the Participant has less than five (5) years of Continuous Service, he or she shall become vested in his or her Matching Account according to the following vesting schedule:



Years of Continuous Service                      Vesting Percentage

       After 1 year                                      0%

       After 2 years                                     25%

       After 3 years                                     50%

       After 4 years                                     75%

       After 5 years                                     100%

     Regardless of the number of years of Continuous Service, a Participant shall be fully vested in his or her account, attributable to his or her Matching Account, and such benefit shall be non-forfeitable, when he or she attains age 65 or upon his or her death, if earlier. If a Participant receives a distribution from his or her Matching Account prior to incurring 5 consecutive One Year Periods of Severance and he or she is less than 100% vested in his or her Matching Account at such time, the vested portion of his or her Matching Account at any time thereafter shall be the Participant's (1) vested percentage of the sum of the balance of his or her Matching Account and all prior distributions from his or her Matching Account, minus (2) all prior distributions from his or her Matching Account.

     4.5 Matching Contributions. The Employer shall contribute to each Matching Account a Matching Contribution in an amount equal to 50% of up to the first six percent (6%) of Covered Compensation which the Participant elects to either defer as a Salary Deferral Contribution or make as an After Tax Contribution in a Plan Year. Such Matching Contribution shall be contributed in cash.

     4.6 Matching Contributions to be made from Earnings and Profits. Matching Contributions shall only be made out of current income or accumulated retained earnings. The Company and each Affiliate shall make Matching Contributions only with respect to its own Employees, provided, however, that if the Company or any Affiliate is prevented from making all or part of the Matching Contribution for any Plan Year by reason of insufficient accumulated retained earnings as of the close of such Plan Year, then a contribution equal to the amount which it is prevented from making for such year may be made by the Company if it is not prevented from contributing for such year. The foregoing proviso shall be interpreted in accordance with Section 404(a)(3)(B) of the Code, unless otherwise determined by the Company.

     4.7 Forfeitures. Forfeitures of amounts in the Matching Accounts due to the fact that a Participant is not fully vested in such amounts shall be applied to reduce any subsequent Matching Contributions.

     4.8 Changes and Suspensions of Salary Deferral Contributions and After Tax Contributions. A Participant may by 15 days advance written notice or by such other method acceptable to and approved by the Plan Administrator, change the rate of Salary Deferral Contributions and After Tax Contributions once each calendar quarter during a Plan Year effective on the first pay day of any month. A Participant may once each calendar quarter during a Plan Year, by 15 days advance written notice, elect to suspend all contributions to his or her Account on the first day of any pay period, but he or she may not thereafter recommence contributions for a three month period.

     4.9 Limitation on Salary Deferral Contributions in Accordance with Section 401(k) of the Code. With respect to Salary Deferral Contributions, the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year must meet either of the following tests:

          (i) it must not exceed the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (ii) it must not exceed the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

     Notwithstanding any other provision of the plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the Actual Deferral Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. Excess Contributions (including the amounts recharacterized) shall be treated as annual additions under the Plan. "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

          a. The aggregate amount of employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

          b. The maximum amount of such contributions permitted by the Actual Deferral percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentage, beginning with the highest of such percentages).

     For purposes of this Section 4.9, "Actual Deferral Percentage" means the ratio (expressed as a percentage) of Salary Deferral Contributions on behalf of the Participant for the Plan Year to the Participant's compensation for the Plan Year. "Average Actual Deferral Percentage" means the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. "Participant" for purposes of this Section 4.9 and Section 4.10 means an Employee eligible to participate in the Plan, regardless of whether he or she elects to participate. "Compensation" for purposes of this Section 4.9 and
Section 4.10 means all the compensation received during the Plan Year by the Participant from the Employer that is currently includible in gross income for income tax purposes (including, but not limited to, income attributable to non-qualified stock options or incentive stock options, regardless of whether such income is includible in gross income for the Plan Year in which the option is granted). "Compensation" for purposes of this Section 4.9 and Section 4.10 includes the amount of any Salary Deferral Contributions made by an Employee during a Plan Year and income under Code Section 125 or 402(a)(8). However, "Compensation" for purposes of this Section 4.9 and Section 4.10 shall not include any amounts received while an Employee is not a Participant.

     For purposes of this Section 4.9, the Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions allocated to his or her Account under two or more plans or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Salary Deferral Contributions were made under a single arrangement.

     The Actual Deferral Percentage test described above will be conducted using the current year testing method provided, however, that the Plan may be amended at any time to change to the prior year testing method in those situations for which such a change is approved in Internal Revenue Service Notice 98-1 (Part VII(A) or in subsequent guidance promulgated by the Secretary of the Treasury.

     In the event it is determined that the amount of Salary Deferral Contributions made on behalf of Highly Compensated Employees would exceed the limits described in this Section 4.9, the amount of such Salary Deferral Contributions (and any related income) which causes such limits to be exceeded may, to the extent permitted under Section 4.10, be recharacterized and allocated to the After Tax Contribution Account, in accordance with procedures established by the Committee. Also, such Salary Deferral Contributions (and any related income) may be refunded to Highly Compensated Employees in accordance with procedures established by the Committee. The decision as to whether such Salary Deferral Contributions are to be recharacterized or refunded shall be made by the Committee.

     The amount of Excess Salary Deferral Contributions which is to be refunded or recharacterized as After-Tax Contributions shall be determined as set forth below for Plan Years commencing after December 31, 1996.

     On or before the fifteenth day of the third month following the end of each Plan Year, the Salary Deferral Contributions of the Highly Compensated Employee with the highest dollar amount of Salary Deferral Contributions for that Plan Year shall be recharacterized or reduced until either all Excess Salary Deferral Contributions have been distributed or until such Salary Deferral Contributions are equal to the dollar amount of Salary Deferral Contributions of the Highly Compensated Employee with the next highest dollar amount of such contributions, whichever occurs first.

     Step (1) above shall be repeated with respect to the Participant with the second and successive highest dollar amount of Salary Deferral Contributions under the Plan until the Plan has recharacterized or distributed all excess Salary Deferral Contributions.

     If the recharacterization or refunds described above are made, the Actual Deferral Percentage is treated as satisfying the non-discrimination test of
Section 401(k)(3) of the Code regardless of whether the Actual Deferral Percentage, if recalculated after such refunds or recharacterizations have occurred would satisfy Section 401(k)(3) of the Code. Any amounts of Salary Deferral Contributions (and income thereon) under this section shall be subject to the provisions of Section 8 that apply to Salary Deferral Contributions.

     For purposes of Section 401(k)(2) of the Code, if a corrective distribution of Excess Salary Deferral Contributions has been made, the Average Actual Deferral Percentage of Highly Compensated Employees is deemed to be the largest amount permitted under Section 401(k)(2) of the Code.

     If Salary Deferral Contributions distributed pursuant to this paragraph have received any Matching Contributions, such Matching Contributions shall be forfeited, if forfeitable.

     The Administrator shall, to the extent administratively possible, recharacterize or refund all Excess Salary Deferral Contributions (and related income) which are required to be made pursuant to this Section, prior to the fifteenth day of the third month following the end of the Plan Year in which the excess Salary Deferral Contributions arose. Any refund or recharacterization of excess Salary Deferral Contributions must be made no later than 2 1/2 months after the close of the Plan Year in which the excess Salary Deferral Contributions relate. In any event, however, the excess After Tax Contributions and/or Matching Contributions and any income allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the excess After-Tax Contributions arose.

     Also, before a contribution is made as a Salary Deferral Contribution, the Committee may, in its discretion, decide, that if the limitation set forth in this Section 4.10 may not be met, to limit the amount of Salary Deferral Contributions a Highly Compensated Employee can make or direct that a portion of all of such contribution for a Highly Compensated Employee shall in lieu thereof, to the extent permitted under Section 4.10, be allocated to an After Tax Contribution Account in accordance with procedures established by the Committee.

     4.10 Limitation on After Tax Contributions and Matching Contributions In Accordance With Section 401(m) of the Code. With respect to After Tax
Contributions and Matching Contributions, the Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year must meet either of the following tests:

          (i) it must not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (ii) it must not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

     Notwithstanding any other provision of the plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions.

     Definitions:

     1. "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

          a. the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

          b. The maximum Contribution Percentage Amounts permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     For purposes of this Section 4.10, "Average Contribution Percentage" means the average (expressed as a percentage) of the Contribution Percentages of the Participants in a group. "Contribution Percentage" means the ratio (expressed as a percentage) of the sum of the After Tax Contributions and Matching Contributions under the Plan on behalf of the Participant for the Plan Year to the Participant's compensation for the Plan Year. "Participant" and "Compensation" for purposes of this Section 4.10 have the same definitions as set forth in Section 4.9.

     In the event that the Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, this Section 4.10 shall be applied by determining the Contribution percentages of Participants as if all such plans were a single plan.

     In the event it is determined that the amount of the After Tax Contributions and Matching Contributions made on behalf of a Highly-Compensated Employee would exceed the limits described in this Section 4.10, the amount of such After-Tax Contributions and/or Matching Contributions (and any related income) which causes such limits to be exceeded may be distributed to individual Highly Compensated Employees (or, if forfeitable, forfeited) determined as set forth below for Plan Years commencing after December 31, 1996. The amount to be distributed pursuant to this paragraph shall be determined after taking into account any Salary Deferral Contributions that have been recharacterized as After-Tax Contributions under Section 4.9. For purposes of meeting the limitations described in Section 4.10, After-Tax Contributions that have not received a Matching Contribution may be distributed before After-Tax Contributions that have received a Matching Contribution.

     The After Tax Contributions and/or Matching Contributions of the Highly Compensated Employee with the highest dollar amount of such Contributions for the Plan Year shall be reduced until either all excess After Tax Contributions and/or Matching Contributions have been distributed or until the excess After Tax Contributions and/or Matching Contributions are equal to the dollar amount of the After Tax Contributions and/or Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of contributions, whichever occurs first. Step (1) above shall be repeated with respect to the second and successive Highly Compensated Employee with the highest dollar amount of After Tax Contributions and/or Matching Contributions under the Plan until the Plan has distributed all excess After-Tax and/or Matching Contributions. If the refunds described above are made, the Average Actual Contribution Percentage is treated as meeting the non-discrimination test of Section 401(m)(2) of the Code regardless of whether the Average Actual Contribution Percentage, if recalculated after such distributions, would satisfy Section 401(m)(2) of the Code. For purposes of Section 401(m)(9) of the Code, if a corrective distribution of excess After Tax Contributions and/or Matching Contributions has been made, the Average Actual Contribution Percentage of Highly Compensated Employees is deemed to be the largest amount permitted under Section 401(m)(2) of the Code.

Multiple Use Test. In order to prevent the multiple use of the alternative method described in Section 4.10(ii) and in Section 4.9(ii) above, any Highly Compensated Employee eligible to make Salary Deferral Contributions and After-Tax Contributions or to receive Company Matching Contributions under the Plan shall have his or her contribution percentage reduced if required pursuant to Regulation section 1.401(m)-2. The Administrator shall, to the extent administratively possible, distribute all After-Tax Contributions and any income allocable thereto which are required to be made pursuant to this Section, prior to the fifteenth day of the third month following the end of the Plan Year in which the excess Contributions arose. In any event, however, the excess Contributions and any income allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the excess After-Tax
Contributions arose. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     4.11 Rollover Contributions From Other Qualified Plans. A Participant, with the approval of the Administrator (or its delegate) and upon a determination by the Administrator that a distributing plan is qualified under Section 401(a) of the Code, make, and that Plan shall accept, a Rollover contribution on the Participant's behalf from such distributing plan, provided that the Rollover Contribution is deposited to the Plan no later than 60 days receipt by the Participant thereof. The amount rolled over shall be subject to all of the terms and conditions of the Plan after it is rolled over, except that such amounts shall be fully vested at all times. The amounts rolled over shall be deposited in an account designated as the Participant's Rollover Account. Such amounts shall be invested in accordance with the Participant's investment elections in effect at the time of the rollover. The Administrator (or its delegate) may require a Participant to furnish such evidence as the Administrator may deem necessary or appropriate. Notwithstanding the foregoing, effective as of January 1, 1999, the Administrator shall accept distributions made from any defined benefit pension plan maintained by the Company which is qualified under Code
Section 401(a) provided it is received by the Plan no later than the 60th day after the distribution was received or made payable to the Participant. For this purpose, a Rollover Contribution means (a) a contribution of a distribution received from the qualified plan of another employer, provided the Participant makes the contribution within 60 days of his or her receipt of a distribution which satisfied the requirements of Section 402(a)(5) of the Code and Section 402(c) or (b) a direct transfer of the Participant's interest from the trustee of a qualified plan maintained by another employer.

                                    SECTION 5

                              PARTICIPANT'S ACCOUNT

     5.1 Separate Accounts. The Trustee shall maintain separate accounts for each Participant and Former Participant. Each Participant's or Former
Participant's Account shall be divided into separate subaccounts: the Salary Deferral Account, QVEC Account, the After Tax Contribution Account, and the Matching Account, and the Rollover Account.

     5.2 Separate Accounting. The amounts in a Participant's Salary Deferral Account, QVEC Account, After Tax Contribution Account, Matching Account, and Rollover Account shall at all times be separately accounted for by adjusting such accounts for withdrawals, distributions and contributions. Withdrawals, distributions, forfeitures (from Matching Accounts), and other credits or charges shall be separately allocated among Salary Deferral Accounts, After Tax Contribution Accounts, Matching Accounts, and Rollover Accounts on a reasonable and consistent basis.

     5.3 Valuation of Trust. The assets of the Accounts of Participants shall be held by the Trustee. The assets of the Trust Plan shall be revalued by the Trustee at the close of each business day. In making such revaluation the Trustee shall take into account earnings or losses of the Trust Fund net of reasonable expenses and capital appreciation or depreciation in such assets whether or not realized. The method of revaluation shall be determined by the Trustee, and shall be followed with reasonable consistency from period to period. The amount credited to the Accounts of all Participants shall be adjusted as of each Revaluation Date so as to be equal to the value of such assets on such date. The settlement of the Accounts of a Participant shall be based upon the amount credited to his or her Accounts (pursuant to Section 6) as of the most recent revaluation completed prior to issuance of payments provided the Participant submits all documentation required to make settlement in the form, time and manner prescribed by the Committee. In making the adjustments, the Accounts of Participants shall be reduced by any payments made from the Accounts of the Participant and increased by any contributions made since the last adjustment.

                                   SECTION 6

            INVESTMENTS AND OTHER PROVISIONS AFFECTING CONTRIBUTIONS

     6.1 Investment of Participant's Account. Salary Deferral Contributions on behalf of a Participant shall be paid to the Trustee and allocated directly to the Participant's Salary Deferral Account, and After Tax Contributions shall be paid to the Trustee and allocated directly to the Participant's After Tax Contribution Account. A Participant may elect to have amounts credited to his or her Salary Deferral Account, After Tax Contribution Account, Matching Account, and Rollover Account each be invested in the Funds in ten (10%) percent multiples, in such a way that the combination of the percentage for the contributions to each Account totals 100%. Contributions need not be invested in the same manner.

     6.2 Matching Account. Matching Contributions shall only be in the form of cash which shall be invested in any of the Funds as directed by the Participant.

     6.3 Investment of Rollover Account. At the time a Rollover Contribution is made to the Plan at a Participant's direction which is made in accordance with
Section 4.11, the Participant must elect, in such form, time and manner as prescribed as by the Committee, to have his or her Rollover Contribution invested in any of the investment Funds described in Section 6.1, in whole 10% increments.

     6.4 Temporary Investments and Investment in Qualifying Employer Securities. The assets of the Trust Fund may be invested in qualifying employer securities as defined in ERISA, without regard to the percentage of the total fair market value of the Trust Fund or any Participant's Account which said investment comprises. Pending investment or reinvestment or pending payments or distribution, all or part of the Trust Fund may be invested temporarily in accounts with financial institutions or short-term financial instruments.

     6.5 Change in Investment Election For Funds Contributed by a Participant . A Participant may change his or her investment election for his or her Salary Deferral Account, After Tax Contribution Account, or Matching Account to any of the investments set forth in Section 6.1 of the Plan by contacting the Trustee by telephonic or electronic means on any business day. The Committee may issue new rules for such changes in investment elections including rules with respect to the time, manner and form in which such changes are made.

     6.6 Change in Investment Election for Funds Already Accumulated in a Participants' Accounts . A Participant or Former Participant may also transfer the value of his or her Accounts in any of the investment Funds set forth in
Section 6.1 of the Plan to another investment Fund as set forth in said Section in whole percentages or in an amount of at least $250 (or the entire account balance if the amount is less than $250). To change an investment election for funds already accumulated in a Participant's Account, the Participant or Former Participant must contact the Trustee on any business day. This right to change existing investment allocations to or from any investment Fund offered by the Plan is subject to any transfer restrictions imposed by the Fund's management as set forth in a prospectus with respect to that Fund. The Committee may issue new rules for such changes in investment elections, including rules with respect to the time, manner and form in which such changes are made.

     6.7 Return of Matching Contributions.  In the event a Matching Contribution
(a) is made under a mistake of fact, or (b) is conditioned upon deduction of the contribution under Section 404 of the Code and such deduction is disallowed, or
(c) is conditioned upon qualification of the Plan under Section 401 (a) of the Code and the Plan does not so qualify, such contribution may be returned to the Employer within ninety days after the payment of the contribution, the disallowance of the deduction, or the date of denial of the Plan qualification, whichever is applicable.

                                   SECTION 7

                                 DISTRIBUTIONS

     7.1 Distribution After Retirement. After the retirement of a Participant at his or her then Normal Retirement Date or thereafter, the entire value of a Participant's Accounts shall be distributed to him or her in a lump sum payment in cash, unless he or she elects, pursuant to Section 7.6, to receive the Wyeth Common Stock Fund portion in Wyeth Common Stock.

     7.2 Distribution After Death. After the death of a Participant, the Trustee, pursuant to directions from the Committee, shall pay in a lump sum payment the entire value of the deceased Participant's Account to the Participant's surviving spouse, or, if there is no surviving spouse or if the Participant had elected to have such lump sum payment made to someone other than his or her spouse and the spouse consents in writing to such election which consent acknowledges the effect of such election and such consent is witnessed by a notary public, then such lump sum payment shall be paid to the beneficiary designated by such Participant. The benefit payable under this Section will be distributed to the beneficiary named by the Participant no later than one year after the Participant's death, but if the designated beneficiary is the Participant's surviving spouse, the benefit will be distributed no later than the date on which the Participant would have attained age 70 1/2. If the Participant has no designated beneficiary or surviving spouse, the Participant's benefit must be distributed within five years after the Participant's death.

     7.3 Designation of Beneficiary. A Participant at the time he or she joins the Plan shall designate a beneficiary or beneficiaries to receive the sums credited to his or her Account in the event of his or her death, if he or she has no surviving spouse at such time, which designation may be changed by the Participant from time to time and shall cease to be effective if he or she thereafter becomes married. To be effective, the original designation of the beneficiary and any subsequent change must be in writing on the form provided for that purpose by the Committee and filed with the Committee.

     7.4 Failure to Designate a Beneficiary. In the event that a Participant has no surviving spouse at the time of his or her death and beneficiary is properly designated or that designated beneficiary predeceases the Participant, the Participant's account balance shall be paid in the following order of priority:
(1) first, to the  Participant's  surviving  children (if any), in equal shares;
(2) second, if there are no surviving children, to the Participant's surviving parents, if any, in equal shares; and (3) finally, if there are no surviving parents, to the legal representatives of the Participant's estate.

     7.5 Distribution After Termination of Employment. If a Participant terminates employment with the Employer due to resignation, discharge or the Participant retires before his or her Normal Retirement Date, he or she shall receive a lump sum cash distribution of his or her Salary Deferral Account, QVEC Account, After Tax Contribution Account, Rollover Account and the vested portion of his or her Matching Account if the value of his or her Account balance does not exceed $3,500, or does not exceed $5,000 for distributions occurring on or after January 1, 1998. If the value of his or her Account exceeds $3,500 at the time of such resignation, discharge or retirement (or exceeds $5,000 on or after January 1, 1998), any amount payable hereunder shall not be immediately distributed without his or her consent. The nonvested portion of the Matching Account of a Participant who receives a lump sum cash distribution shall be forfeited on his or her termination of employment and shall be restored only if the Participant is reemployed prior to incurring five consecutive One-Year Periods of Severance. A "One Year Period of Severance" shall occur if there is a Severance From Service and the Participant is not reemployed within the twelve consecutive month period commencing on the date of Severance From Service. (In the case of a Participant who is absent from service by reason of (i) the pregnancy of the Participant, (ii) the birth of a child of the Participant,
(iii) the placement of a child with the Participant in connection with the adoption of such child by the Participant, or (iv) the caring for such child for the period immediately following such birth or placement, and such Participant is absent from service beyond the first anniversary of the first date of such absence, the Severance From Service date for such Participant is the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of absence from work is neither a period of service nor a period of severance. If such Participant is not reemployed between the second and third anniversaries of the first date of absence from work a One-Year Period of Severance shall occur.) In the case of Participants who are part time or seasonal Employees a One Year Period of Severance shall be the Plan Year or other applicable computation period during which the Participant has not completed more than 500 Hours of Service. The nonvested portion of the Matching Account of a Participant who does not receive a lump sum cash distribution shall be forfeited when he or she has incurred five consecutive One Year Periods of Severance. Notwithstanding the foregoing, a Participant shall not incur a One-Year Period of Severance with respect to any period during which he or she is on a leave of absence under the federal Family and Medical Leave Act.

     7.6 Election of Wyeth Common Stock; Converting Common Stock to Cash. If prior to the date of distribution, in accordance with rules adopted by the Committee, the Participant or other distributee elects to receive the Wyeth Common Stock Fund portion of his or her Account in Wyeth Common Stock, he or she will receive the number of shares of Wyeth Common Stock in such Account. Otherwise, all distributions will be in cash in a lump sum. Wyeth Common Stock converted into cash will be valued as the Revaluation Date set forth in Section
5.3. Distribution will be made as soon thereafter as is practicable in accordance with rules adopted by the Committee.

     7.7  Time  Distributions  Are to  Begin.  Distribution  of a  Participant's
Account, subject to Section 7.8, shall be made as soon as practicable but no later than 150 days after the end of the calendar quarter in which the following events occur:

          (1) For distributions on account of retirement, the Participant's retirement, or, if elected, either (i) December 31 of the year of retirement, or (ii) the last day of the sixth full calendar month following the Participant's date of retirement.

          (2) For distributions on account of death, the Committee receives satisfactory evidence of the death of the Participant and the identification of the beneficiary.

          (3) For distributions on account of termination of employment on account of resignation or discharge, the date of termination of employment, or, if elected, either (i) December 31 of the year of such termination or (ii) the last day of the sixth full calendar month following the Participant's date of termination of employment.

     Subject to Section 7.8, no person subject to Section 16(b) of the Securities Exchange Act of 1934 shall receive a distribution earlier than six
(6) months from the date of his or her retirement or other termination of employment unless the Committee in its discretion shall authorize an earlier distribution in accordance with Section 7.7.

     7.8 Limitations on Distributions. The entire interest of a Participant will be distributed based on the date of his or her retirement, death, or termination of employment as provided in this Section 7, provided, however, in no event will such interest be distributed earlier than the later of April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which he or she retires. Distributions will be made in accordance with Section 401(a)(9) of the Code and regulations thereunder.

     In addition, in accordance with Section 401(a)(14) of the Code, unless a Participant otherwise elects, the commencement of distributions will begin not later than the 60th day after the latest of the close of the Plan Year in which occurs:

          (1)  the date a Participant attains age 65,

          (2) the 10th anniversary of the year in which a Participant commenced participation in the Plan, or

          (3)  the Participant's termination of employment with the Employer.

     Unless otherwise permitted by law or regulation, distribution of benefits under this Plan must begin by the April 1 of the calendar year following the year in which the Participant attains age 70 1/2, regardless of whether the Participant is still working for the Employer at such time. The amount of the distribution which a Participant who is still working for the Employer must receive from the Plan shall be determined in accordance with regulations prescribed by the Secretary of the Treasury. Notwithstanding anything in the foregoing to the contrary, commencing as of January 1, 2000, distribution of benefits to a Participant who is not a five percent (5%) owner of the Employer, will begin no later than April 1 of the calendar year following the later to occur of the calendar year in which the Participant attains age 70 1/2 of the calendar year in which the Participant retires. Distributions to a Participant who is a 5% owner will begin no later than April 1 of the calendar year following the calendar year in which he or she attains age 70 1/2.

     With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary.

     7.9 Amount of Distribution Cannot be Ascertained or Participant or Beneficiary Cannot be Located. If the amount of payment required to commence by a certain date in accordance with the Plan cannot be ascertained by such date, or if it is not possible to make payment on such date because the Committee has been unable to locate the Participant or beneficiary, a payment retroactive to such date shall be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained or the date on which the Participant or beneficiary is located.

     If after reasonable effort the Committee cannot locate the Participant or beneficiary, the Participant's Account shall be forfeited. The amount of such forfeiture shall reduce the Matching Contribution required to be made by the Employer. Any such forfeited Account shall be reinstated and become payable if a claim therefor is made by the Participant or beneficiary which is approved by the Committee.

     7.10 Withholding Tax on Distributions. Distributions under the Plan shall be subject to tax withholding under all applicable tax laws.

     7.11 Distribution Upon Sale of Stock or Substantially all the Assets of a Corporation as Permitted by Section 401(k)(2)(B)(i)(II) of the Code.

          (a) Upon the date of sale by the Company or a subsidiary thereof of substantially all of the assets (within the meaning of section 409 (d) (2) of the Code) used by the Company or subsidiary in a trade or business with respect to an Employee who continues employment with the corporation acquiring such assets, or

          (b) upon the date of sale of stock by the Company or a subsidiary thereof of its interest in a subsidiary (within the meaning of section 409 (d) (3) of the Code) with respect to an Employee who continues employment with the subsidiary which is sold, the Committee may exercise its discretion to distribute to a Participant in a lump sum distribution the Participant's Account Balance including the vested portion of his or her Matching Account if the value of the Account does not exceed $3,500 prior to January 1, 1998 or does not exceed $5,000 on or after January 1, 1998. If the value of his or her account exceeds $3,500 prior to January 1, 1998, (or exceeds $5,000 on or after January 1,
               1998), any amount payable shall not be immediately distributed without the Participant's consent. This Section 7.11 shall be interpreted in accordance with the requirements of Section 401
               (k) of the Code and the regulations issued thereunder.

     7.12 Plan to Plan Transfers. The Committee may exercise its discretion from time to time to authorize the transfer of account balances for one or more Participants of such Participant's Accounts (including the vested portion of his or her Matching Account) to another plan in which such Participant also participates if such other plan also qualifies when applicable, under Section
401 (a) and Section 401 (k) of the Code, provided that the Committee is satisfied that such other plan will accept the transfer of such account balances and that such plan to plan transfer is otherwise in accordance with the applicable qualification requirements of the Code.

     7.13 Rollover of Eligible Rollover Distributions.

          (1) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section 7.13, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. However, notwithstanding the above, the Plan Administrator may adopt procedures wherein the Plan will not make a distribution pursuant to this Section 7.13 unless the Eligible Rollover Distribution is at least $200, and that the Plan will directly rollover only a portion of an Eligible Rollover Distribution if the portion to be rolled over is at least $500.

     If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                    (i) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                    (ii) that   Participant,   after   receiving   the   notice,
                         affirmatively elects a distribution.

          (2) For purposes of this Section 7.13, the following definitions shall apply:

     Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the Plan benefit to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specific period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and a hardship withdrawal as described in Section 8.1 if (and only if) such withdrawal is made after December 31, 1999.

     Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement plan described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse of a Participant, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

     Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.



                                   SECTION 8

                                  WITHDRAWALS

     8.1 Hardship Withdrawals. A Participant can withdraw amounts in his or her Salary Deferral Account (which for this purpose excepts investment income earned after January 1, 1989), Rollover Account and vested amounts in his or her Matching Contribution Account on account of a hardship. For the withdrawal to constitute a hardship, the withdrawal (1) must be made on account of an immediate and heavy financial need of the Participant, and (2) must be necessary to satisfy that need. The determination of whether a Participant has an immediate and heavy financial need is to be made by the Committee on the basis of all relevant facts and circumstances. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. The following types of expenses will be deemed to constitute an immediate and heavy financial need for purposes of this Section 8.1:

          (i) medical expenses (described in Section 213(d) of the Code) incurred by the Participant or his or her spouse or dependents (as defined in Section 152 of the Code);

          (ii) purchase (excluding mortgage payments) of a principal residence for the Participant;

          (iii)payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children or dependants; or

          (iv) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

               Other types of expenses which the Internal Revenue Service deems are immediate and heavy financial needs as set forth in the publication of revenue rulings, notices and other documents of general applicability shall be deemed to constitute an immediate and heavy financial need for purposes of this Section 8.1.

     The requirement that a hardship withdrawal must be necessary to satisfy an immediate and heavy financial need will be met if the funds cannot be obtained from other resources reasonably available to the Participant and the amount distributed does not exceed the amount required to relieve the financial need. Before a Participant can make a hardship withdrawal, he or she must first withdraw all amounts in his or her After Tax Contribution Account, available for withdrawal, and take out a loan on amounts in his or her Plan Accounts, if available, under the provisions of Section 9. To the extent that a Participant cannot access funds necessary to meet his or her immediate and heavy financial need by a loan from his or her Plan Accounts or by a withdrawal of available amounts in his or her After Tax Contribution Account, the Participant must do
(A) and (B) as follows:

               (A) The Participant must furnish the Committee with a signed statement representing that the required funds cannot be obtained:

                    (i)  through reimbursement or compensation by insurance;

                    (ii) by reasonable  liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need; for this purpose, the Participant's assets shall be deemed to include those assets of the Participant's spouse and minor children that are reasonably available to the Participant;

                    (iii)by   discontinuing   his   or   her   Salary   Deferral
                         Contributions  and After Tax Contributions to the Plan;
                         or

                    (iv) by  borrowing  from  plans   maintained  by  any  other
                         employer or by borrowing from commercial sources on reasonable commercial terms.

               (B) The Participant must suspend all Salary Deferral Contributions and After Tax Contributions to the Plan for at least 12 months after receipt of the hardship withdrawal and the amount of the Participant's Salary Deferral Contributions for the calendar year after the year in which the hardship withdrawal was received cannot exceed the amount of the applicable limit on Salary Deferral Contributions, as set forth in Section 4.2, less the amount of the Participant's Salary Deferral Contributions made in the year the hardship withdrawal was received.

     A Participant shall notify the Committee in writing of his or her request to make a hardship withdrawal on a form provided therefor pursuant to rules established by the Committee. Hardship withdrawals shall also meet the following requirements:

                    (i) No more than one hardship withdrawal per Plan Year shall be permitted.

                    (ii) The minimum hardship withdrawal shall be $500.00.

                    (iii)The hardship  withdrawal shall not exceed the amount of the Participant's Salary Deferral Account, Rollover Account, and the vested portion of his or her Matching Account.

                    (iv) The amount of the hardship withdrawal shall be deducted from the Participant's Salary Deferral Account, Rollover Account and Matching Account, as the case may be, and the balance remaining after the withdrawal shall then constitute the total value of the Participant's Salary Deferral Account, Rollover Account and Matching Account. Hardship withdrawals shall first be made from the Participant's Salary Deferral Account and when that is exhausted, may be made from the Rollover Account (until exhausted) and then from the vested portion of the Matching Account in that order. Such withdrawals shall be made from the Investment Funds in Participant's Accounts as designated by the Participant in writing to the Trustee/Recordkeeper. If a Participant fails to provide such instructions, each Account shall be charged proportionately based on the foregoing sentences and on the status at the most recent Revaluation Date with respect to the different investments options in the Accounts elected pursuant to
                         Section 6.1.

                    (v)  All  hardship   withdrawals  shall  be  made  in  cash.
                         Conversion of Wyeth Common Stock to cash shall be done in the manner described in Section 7.6.

                    (vi) All  hardship  withdrawals  shall be paid in an  amount determined in the discretion of the Committee (including amounts representing the amount of federal, state and local taxes the Participant will incur as a result of the withdrawal) in accordance with the hardship withdrawal application submitted by the Participant, based on the amount in the Participant's Account as of the Revaluation Date after the Committee makes its determination.

                    (vii)In addition to a  Participant's  written  request for a hardship withdrawal, the Participant must submit any additional documentation that the Committee may determine is necessary to evidence the nature and extent of the immediate and heavy financial need.

     8.2 Withdrawals of After Tax Contributions. A Participant can withdraw amounts in his or her After Tax Contribution Account once a year, for any reason, in accordance with the following requirements:

                    (i) such withdrawal request shall be made pursuant to instructions transmitted by either telephonic or electronic means from the Participant to the Trustee/Recordkeeper,; pursuant to rules established by the Committee;

                    (ii) a  Participant   may  make   withdrawals  of  After-Tax
                         Contributions once each calendar year, provided, however, that each withdrawal must be made in a minimum amount of at least $500;

                    (iii)all  withdrawals  shall  be made  from  the  investment
                         Funds in a Participant's After-Tax Contribution Account as specified by the Participant in instructions sent in accordance with subsection (i) above. If the Participant fails to provide such instructions, such withdrawals shall be charged proportionately to the Participant's investment Funds in his or her After-Tax Contributions Account as of the most recent Revaluation Date; and

                    (iv) all   withdrawals   of   amounts   in  the   After  Tax
                         Contribution Account shall be made in either cash or Wyeth Common Stock, if applicable, as elected by the Participant in accordance with subsection (i) above. If the Participant fails to provide such instructions, such withdrawals shall be in cash. Conversion of Wyeth Common Stock to cash shall be done as soon as practicable after the receipt of instructions from the Participant.

     8.3 Age 59 1/2 Withdrawal. Notwithstanding the provisions of Section 8.1, a Participant who has attained age 59 1/2 may make a withdrawal from his or her Salary Deferral Account, Rollover Account, and the vested portion of his or her Matching Account once a calendar year for any reason without having to demonstrate financial necessity. Such withdrawal shall be made in accordance with instructions sent by the Participant to the Trustee/Recordkeeper by either electronic or telephonic means in accordance with the rules set forth in Section
8.1 except for those provisions pertaining to the demonstration of an immediate and heavy financial need, financial necessity and suspension of Salary Deferral Contributions and After-Tax Contributions.

     8.4 Withdrawals of Salary Deferral Contributions By Former Participants. A Former Participant may withdraw amounts from his or her Account, for any reason, if the following requirements are satisfied: (i) each withdrawal shall be made pursuant to instructions sent by the Participant either electronically or telephonically to the Trustee/Recordkeeper in accordance with procedures established or approved by the Administrator; (ii) a Participant may make such a withdrawal as frequently as he or she may desire, provided, however, that the minimum amount of each withdrawal must be at least $1,000; (iii) each withdrawal shall be made from the investment Funds in the Participant's Account as specified by the Participant in instructions provided as described in subsection
(i) above. If a Participant fails to provide such instructions, the withdrawal shall be charged proportionately to such Participant's investment Funds in his or her Account as of the most recent Revaluation Date; and (iv) all withdrawals from a Participant's Account shall be made in cash or Wyeth common stock, if applicable, as elected by the Participant in instructions provided in accordance with subsection (i) above. If no such election is made, all such withdrawals will be made in cash.


                                   SECTION 9

                                     LOANS

     9.1 Loans. A Participant may borrow no more than once every six months from his or her Account under the Plan on terms specified by the Committee which are consistent with the requirements of Section 72(p), 401(k) and 4975(d)(1) of the Code, provided that:

          (a) The minimum loan amount must be $1,000 and the aggregate amount of all such loans to a Participant from this Plan shall not, at the time any such loan is made, exceed the lesser of (i) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which such loan was made, over the outstanding balance of loans from the Plan on the date on which such loan was made, or (ii) fifty percent (50%) of the vested portion of the Participant's Account Balance at the time of the making of such loan. For purposes of this limitation, all loans from all qualified plans maintained by the Employer or by any entity which is required to be aggregated with the Employer pursuant to Sections 414(b), (c), (m) or (o) must be aggregated.

     If a loan is repaid and another loan taken out within six months, the maximum loan amount cannot exceed the limits of section 72 (p) of the Code.

          (b) A Participant must apply for a loan by submitting a loan application authorized by the Committee. In order for a loan to be approved, the Participant must sign a document evidencing the loan request. A Participant who has applied for a home purchase/construction loan will be required to submit an executed copy of a purchase or construction agreement and a written statement certifying that the home will be used as the Participant's primary residence.

          (c) For purposes of subsection 9.1(a), a Participant's Account balance shall be valued as of a Revaluation Date immediately prior to receipt of the Participant's loan application. Issuance of the loan will be as soon as possible in the month in which a loan application is approved.

          (d) The maximum number of loans from the Plan which a Participant may have outstanding at the same time are two general purpose loans payable within five years and one loan to acquire or construct any dwelling to be used as the principal residence of the Participant payable within 15 years.

          (e) Any loan, by its terms, must be required to be repaid within a whole year term not exceeding five years, unless the loan is used to acquire or construct any dwelling to be used (within a reasonable time after the loan is made) as the principal residence of the Participant, in which case the whole year term can be from 1 to 15 years. Notwithstanding the foregoing, a loan must be scheduled to be repaid by the end of the year in which the Participant attains age 70 1/2.

          (f) The amount of the loan (principal plus interest) must be repaid through periodic deductions from the Participant's paycheck in accordance with his or her payroll frequency. Besides payroll frequency, the amount of the periodic deduction will be based upon the amount of the loan, the term of the loan, and, unless otherwise provided in Department of Treasury regulations, a substantially level amortization of the loan over the term of the loan. All amounts of loan repayments by the Participant shall be deposited into the investment accounts elected by the Participant in accordance with Section 6.1 in effect at the time the repayments were made. Repayments will begin with the first paycheck received in the month following the date the loan check is received by the Participant or as soon as practicable thereafter. Repayments will be deposited into the Participant's Account in the following order to the extent that money was borrowed from the Account: (1) After Tax Contribution Account,
               (2) Company Matching Account, (3) Rollover Account, and (4) Salary Deferral Account.

          (g) If a Participant terminates employment with the Employer due to resignation, discharge, retirement or death and the loan has not been repaid with interest as is required by the Plan or the loan is otherwise in default the remaining unpaid balance is due and payable. Such Participant's Account shall be reduced to the extent of the outstanding loan provided that the Participant has consented to the immediate distribution of his or her Account balance. If such Participant defers receipt of his or her distribution, he or she is required to repay the loan in full.

          (h) The loan funds will be charged against each of the Participant's investment options in the Participant's Accounts as specified by the Participant in instructions transmitted by either electronic or telephonic means by the Participant to the Trustee/Recordkeeper. If instructions are not provided by a Participant, the loan funds shall be charged ratably against each of the Participant's investment options within each of his or her Accounts.

          (i) Loan funds shall be charged first to the Salary Deferral Account and then, to the extent necessary, to the Rollover Account, to the Matching Account, and to the After Tax Contribution Account, in that order.

          (j) The interest rate charged for the term of a loan from the Plan will be provided such rate provides a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances, or such other rate as permitted by government regulations or releases. Interest begins to accrue when payments are scheduled to commence.

          (k)  A loan can be  prepaid  in full as early as six  months  into the
               loan   prepayment   period  upon  Committee   approval.   Partial
               prepayments are not permitted.

          (l) The loan will be declared in default if the Participant rescinds his or her payroll authorization deduction, or if the Participant is on an unpaid leave of absence or temporary layoff and there is a suspension of repayments beyond the end of the quarter following the quarter in which the repayment was due or the loan term and alternative repayment arrangements cannot be arranged. Upon default, if the loan is not repaid when called, the Committee may cancel the loan and treat the outstanding balance as a taxable withdrawal from the Plan.

          (m) The loan program under the Plan shall be administered by the Committee in a uniform and nondiscriminatory manner. The Committee may provide for an overall limit on the amount of loans that may be provided by the Plan at any one time and shall establish the appropriate and reasonable security and interest rates on such loans.

     The  Committee   shall  have  sole   discretion  (i)  to  determine   which
Participants are entitled to receive a loan, (ii) to determine under what conditions a loan shall be granted, (iii) to determine what the terms of the loan, promissory note and security agreement are, (iv) to determine when a loan is in default and what course of action to take, and (v) to determine other questions which arise under this Section 9, provided that such discretion shall be exercised in accordance with the requirements of law.



                                   SECTION 10

                        LIMITATIONS ON ANNUAL ADDITIONS

     10.1 Basic Limitation. Subject to the adjustments hereinafter set forth, the maximum aggregate Annual Addition to a Participant's Account in any Limitation Year shall in no event exceed the lesser of:

          (a) $30,000 (or such greater amount as may be permitted under Section 415(d) of the Code; or

          (b) twenty-five percent (25%) of the amount of Participant's compensation for the Limitation Year. For purposes of this
               Section 10, compensation shall mean compensation as defined under the safe-harbor definition of compensation under Regulation
               Section 1.415-2(d)(10). Beginning with the Plan Year commencing on January 1, 1994, for purposes of this Section 10, compensation of any Participant shall not exceed the OBRA '93 Compensation which shall equal $150,000 multiplied by any cost of living factor prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

     Effective for Plan Years beginning on and after January 1, 2002, compensation shall be limited as provided under Section 401(a)(17) of the Code as amended from time to time. For purposes of this Section, for Plan Years beginning on and after January 1, 2001, compensation paid or made available during such Plan Year shall include elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) of the Code.

     10.2 Definitions.

          (a) For purposes of this Section 10 the term "Annual Addition" shall mean the sum for any Limitation Year of the following amounts:

               (1)  Salary Deferral Contributions;

               (2)  Matching Contributions;

               (3)  After Tax Contributions;

               (4)  Forfeitures   arising  from  termination  of  employment  if
                    allocated to the Accounts of Participants; and

               (5) Any amount described in Sections 415(l)(1) and 419A(d)(2) of the Code.

          (b) For purposes of this Section 10 and Section 11, the term "Limitation Year" or "year" means the calendar year.

     10.3 Limitation for Participants in a Combination of Plans. Notwithstanding the foregoing, in the case of an Employee who participates in this Plan and a defined benefit plan which meets the requirements of section 401(a) of the Code maintained by an Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed 1.0. The foregoing limitation shall not apply for Plan Years beginning after December 31, 1999.

          (a) The term "defined benefit plan fraction" shall mean the projected annual benefit payable under the defined benefit plan, without regard to the restrictions imposed by section 415 of the Code, over the annual benefit which may be payable under such plan, taking into account such restrictions, but increased as provided in Section 415 (e) (2) (B) of the Code.

          (b) The term "defined contribution plan fraction" shall mean the actual aggregate Annual Additions, as herein defined, to this Plan determined as of the close of the year, over the aggregate of the maximum Annual Additions which could have been made for each year of the Participant's service had such Annual Additions been limited each such year to the maximum Annual Additions permitted under Section 415 of the Code, but increased as provided by Section 415(e) (3) of the Code, and taking into account the transition rules for years ending prior to January 1, 1983, prescribed under Section 415 of the Code and under ERISA. Effective as of the first day of the first Limitation Year commencing after December 31, 1999, and notwithstanding any other provision of the Plan, the benefit for any Participant shall be determined by applying the limitations of section 415 of the Code without regard to the limitations of section 415(e).

     10.4 Treatment of Similar Plans. The limitations of this Section with respect to any Participant who at any time has participated in any other defined contribution plan which is qualified under Section 401(a) of the Code, or in more than one qualified defined benefit plan, maintained by an Employer or by a corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) (determined without regard to Section 1563(a)(4) and (e)(3)(C), and Section 415(h) of the Code) of which an Employer is a member shall apply as if the total benefits payable under all such defined benefit plans in which the Participant has been a member were payable from one plan, and as if the total Annual Additions made to all defined contribution plans in which the Participant has been a member were made to one plan. For purposes of this
Section 10, the term "Employer" includes any corporation which is a member of a controlled group, as described herein.

     10.5 Preclusion of Excess Annual Additions. The Committee shall maintain records showing for each month during the Limitation Year a Participant's contributions credited to the Participant's Account, (including for this purpose, the forfeitures used to reduce such contributions). If the Committee determines at any time that no additional contributions may be made and credited to the Participant's Account during a year without exceeding the limitations prescribed in this Section 10 for the year, then no further contributions shall be made or credited to the Participant's Account during the year. If a portion, but not all, of the contributions which are scheduled to be made and credited to the Participant's Account during the year or the remainder of the year may be made and credited without exceeding the limitations prescribed hereunder, the Participant's contributions shall be reduced to such amount which shall cause the limitations to be met.

     10.6 Adjustment to Defined Benefit Plan.  Notwithstanding the provisions of
Section  10.5,  but after  giving  effect to the  transition  rule  described in
Section 415(e)(6) of the Code, in the event that the limitations prescribed under Section 10.4 are exceeded with respect to any Participant who participates in this Plan and a qualified defined benefit plan maintained by an Employer, the Employer shall freeze or reduce the benefits under the defined benefit plan prior to making any adjustments under this Plan. The limitations of this Section with respect to any Participant who at any time has participated in any other defined contribution plan which is qualified under Section 401(a) of the Code, or in more than one qualified defined benefit plan, maintained by an Employer or by a corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) (determined without regard to Section 1563(a)(4) and (e)(3)(C), and Section 415(h) of the Code) of which an Employer is a member shall apply as if the total benefits payable under all such defined benefit plans in which the Participant has been a member were payable from one plan, and as if the total Annual Additions made to all defined contribution plans in which the Participant has been a member were made to one plan. For purposes of this
Section 10, the term "Employer" includes any corporation which is a member of a controlled group, as described herein. Effective as of the first day of the first Limitation Year commencing after December 31, 1999, and notwithstanding any other provision of the Plan, the benefit for any Participant shall be determined by applying the limitation of Section 415 of the Code without regard to the limitations of Section 415(e) of the Code.

     10.7   Disposal   of  Excess   Annual   Additions.   In  the  event   that,
notwithstanding Section 10.5 hereof, the limitations with respect to Annual Additions prescribed hereunder are exceeded with respect to any Participant and such excess arises as a consequence of the crediting of forfeitures to the Participant's Account or a reasonable error in estimating the Participant's Compensation, such excess shall be disposed of by returning to the Participant Contributions to his or her Accounts if any, for the year in which the excess arose, and the earnings thereon, but only to the extent necessary to cause the Annual Additions to the Participant's Account to equal, but not exceed, the limitations prescribed hereunder. In the event that after such contributions and earnings are returned there remains an excess, such excess shall be held in a suspense account and reallocated among the Accounts of all Participants in the Limitation Year succeeding the year in which the excess arose.



                                   SECTION 11

                              TOP HEAVY PLAN RULES

     11.1 General Rule. The Plan shall meet the requirements of this Section 11 in the event that the Plan is or becomes a Top-Heavy Plan.

     11.2 Top-Heavy Plan.

          (a) Subject to the aggregation rules set forth in paragraph (b), the Plan shall be considered a Top-Heavy Plan pursuant to Section 416(g) of the Code in any Plan Year if, as of the Determination Date, the present value of the cumulative Accounts of all Key Employees exceeds sixty percent (60%) of the value of the cumulative accounts of all of the Employees as of such Date, excluding former Key Employees and excluding any Employee who has not received Compensation from the Employer during the five (5) consecutive Plan Year period ending on the Determination Date, but taking into account in computing the ratio any distributions made during the five (5) consecutive Plan Year period ending on the Determination Date. For purposes of the above ratio, the Account of a Key Employee shall be counted only once each Plan year, notwithstanding the fact that an individual may be considered a Key Employee for more than one reason in any Plan Year.

          (b) Aggregation and Coordination with Other Plans. For purposes of determining whether the Plan is a Top-Heavy Plan and for purposes of meeting the requirements of this Section 11, the Plan shall be aggregated and coordinated with other qualified plans in a Required Aggregation Group and may be aggregated or coordinated with other qualified plans in a Permissive Aggregation Group. If such Required Aggregation Group is Top-Heavy, this Plan shall be considered a Top-Heavy Plan. If such Permissive Aggregation Group is not Top-Heavy, this Plan shall not be a Top-Heavy Plan.

     Solely for purposes of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is Top-Heavy the accrued benefit of a Non-Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by an Affiliated Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

     11.3 Definitions. For the purpose of determining whether the Plan is Top-Heavy, the following definitions shall be applicable:

          (a) Determination and Valuation Dates. The term "Determination Date" shall mean, in the case of any Plan Year, the last day of the preceding Plan Year. The value of an individual's Account shall be determined as of the Valuation Date and shall include any contribution actually made after such Valuation Date but on or before the Determination Date. The term "Valuation Date" means the most recent Revaluation Date defined in Section 2.26 occurring within a twelve (12) month period ending on the Determination Date.

          (b) Key Employee. An individual shall be considered a Key Employee if he or she is an Employee or former Employee who at any time during the current Plan Year or any of the four (4) preceding Plan Years:

               (1) was an officer of the Employer who has annual compensation in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code; provided, however that the number of individuals treated as Key Employees by reasons of being officers hereunder shall not exceed the lesser of 50 or 10% of all Employees, or

               (2) was one of the ten (10) Employees owning the largest interests in the Employer with annual Compensation in excess of the dollar limit on Annual Additions to a defined contribution plan under Section 415 of the Code, or

               (3)  was a more than five percent (5%) owner of the Employer; or

               (4) was a more than one percent (1%) owner of the Employer whose annual compensation from the Employer in the applicable Plan year exceeded $150,000.

     For purposes of determining who is a Key Employee, ownership shall mean ownership of the outstanding stock of the Employer or of the total combined voting power of all stock of the Employer, taking into account the constructive ownership rules of Section 318 of the Code, as modified by Section 416 (i) (1) of the Code.

     For purposes of paragraph (1) but not for purposes of (2), (3) and (4), except for purposes of determining compensation under (4), the term "Employer" shall include any entity aggregated with an Employer pursuant to Section 414
(b), (c) or (m) of the Code.

     For purposes of paragraph (2), an Employee (or former Employee) who has some ownership interest is considered to be one of the top ten (10) owners unless at least ten (10) other Employees (or former Employees) own a greater interest than such Employee (or former Employee); provided that if an Employee has the same ownership interest as another Employee, the Employee having greater annual compensation from the Employer is considered to have the larger ownership interest.

          (c) Non-Key Employee. The term "Non-Key Employee" shall mean any Employee who is a Participant and who is not a Key Employee.

          (d) Beneficiary. Whenever the term "Key Employee", "former Key Employee", or "Non-Key Employee" is used herein, it includes the beneficiary or beneficiaries of such individual. If an individual is a Key Employee by reason of the foregoing sentence as well as a Key Employee in his or her own right, both the value of his or her inherited benefit and the value of his or her own account will be considered his or her account for purposes of determining whether the Plan is a Top-Heavy Plan.

          (e)  Compensation  and Compensation  Limitation.  For purposes of this
               Section 11, except as otherwise specifically provided, the term "Compensation" has the same meaning as in Subsection 10.1 (b).

          (f) Required Aggregation Group. The term "Required Aggregation Group" shall mean all other qualified defined benefit and defined contribution plans maintained by the Employer and in which a Key Employee participates, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a) (4) or 410 of the Code.

          (g) Permissive Aggregation Group. The term "Permissive Aggregation Group" shall mean all other qualified defined benefit and defined contribution plans maintained by the Employer that meet the requirements of Sections 401(a)(4) and 410 of the Code when considered with a Required Aggregation Group.

     11.4 Requirements Applicable if Plan is Top-Heavy. In the event the Plan is determined to be Top-Heavy for any Plan Year, the following requirements shall be applicable.

          (a)  Minimum Allocation

               (1) In the case of a Non-Key Employee who is covered under this Plan but does not participate in any qualified defined benefit plan maintained by the Employer, the Minimum Allocation of contributions plus forfeitures allocated to the Account of each such Non-Key Employee who has not separated from service at the end of a Plan Year in which the Plan is Top-Heavy shall equal the lesser of three percent (3%) of compensation for such Plan Year or the largest percentage of compensation provided on behalf of any Key Employee for such Plan Year (including any Salary Deferral Contributions). The Minimum Allocation provided hereunder may not be suspended or forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code. The Minimum Allocation shall be made for a Non-Key Employee for each Plan Year in which the Plan is Top-Heavy, regardless of the Non-Key Employee's level of compensation, even if he or she has not completed a Year of Service in such Plan Year or if he or she has declined to elect to make Salary Deferral Contributions or After-Tax Contributions, provided, however, in order to receive such Minimum Allocation, the Non-Key Employee must not have Separated From Service before the end of the Plan Year for which the Plan is found to be Top-Heavy.

               (2) A Non-Key Employee who is covered under this Plan and under a qualified defined benefit plan maintained by the Employer shall not be entitled to the Minimum Allocation under this Plan but shall receive the minimum benefit provided under the terms of the qualified defined benefit plan.

          (b) Top Heavy Vesting Schedule. Unless the Plan's vesting is more favorable, Non-Key Employee whose employment is terminated after the completion of 2 or more Years of Service shall be entitled to receive his or her vested interest in the value of the Employer Contributions credited to his or her account determined in accordance with the following schedule:

        Years of Service                                 Vested Percentage

              2                                                 20%

              3                                                 40%

              4                                                 60%

              5                                                 80%

              6                                                 100%



     The vesting schedule under this paragraph (b) shall apply to a Non-Key Employee's interest in the value of the Employer Contributions credited to his or her Account under the Plan before or while the Plan is a Top-Heavy Plan. A Non-Key Employee is at all times one hundred percent (100%) vested in the full value of his or her Account attributable to his or her Salary Deferral Contributions and Employee Contributions to the Plan.

          (c) Vesting Percentage. In the event that the Plan previously was a Top-Heavy Plan but subsequently is not a Top-Heavy Plan, the vesting schedule under paragraph (b) shall be changed to the vesting schedule provided under Section 4.4, provided, however, that any Non-Key Employee who has completed at least 3 or more Years of Service and who had at least one Hour of Service while the Plan was a Top Heavy Plan, shall be entitled to elect, within a reasonable period, which of the above two vesting schedules is applicable to his or her benefit.

          (d) Limitations on Annual Additions and Benefits. For purposes of computing the defined benefit plan fraction and defined contribution plan fraction as set forth in Sections 415(e)(2)(B) and 415(e)(3)(B) of the Code, the dollar limitations on benefits and annual additions applicable to a Limitation Year shall be multiplied by 1.0 rather than by 1.25.

          (e) Limitation on Compensation. The annual compensation of a Key Employee taken into account under the Plan shall not exceed the limitation on compensation as provided in Section 401(a)(17) of the Code, as may be adjusted for increases in the cost of living pursuant to regulations issued under Section 415 of the Code.







                                   SECTION 12

                                 ADMINISTRATION

     12.1 Savings Plan Committee. This Plan shall be administered by the Savings Plan Committee. No member of the Committee shall receive any compensation from the Trust Fund for his or her service thereon. The Committee shall be the "Administrator" of the Plan for purposes of Section 3(16)(A) of ERISA and the "Named Fiduciary" of the Plan pursuant to Section 402(a) of ERISA. The Committee may delegate various duties and responsibilities to one or more employees or agents as set forth herein. In carrying out their respective responsibilities under the Plan, the Committee and other Plan fiduciaries shall have the discretionary authority to interpret the terms of the Plan and to determine eligibility for an entitlement to Plan benefits in accordance with the terms of the Plan. Any interpretation or determination made pursuant to such discretionary authority shall be given full force and effect, unless it can be shown that the interpretation or determination was arbitrary and capricious.

     12.2 Power and Duties of the Committee.

          (a)  The Committee shall have the following powers and duties:

               (i)  To  establish  and  enforce  such  rules,   regulations  and
                    procedures as it shall deem necessary or proper for the efficient administration of the Plan;

               (ii) To interpret the Plan,  its  interpretation  thereof in good faith to be final and conclusive;

               (iii)To  decide  all  questions   concerning  the  Plan  and  the
                    eligibility of any Employee to participate in the Plan;

               (iv) To compute the amount of benefits  which shall be payable to any Participant, in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits shall be paid; and

               (v)  To authorize the payment of benefits.

          (b) In the exercise of all of its functions, the Committee shall act in an impartial and nondiscriminatory manner.

          (c) The Committee shall act by a majority of its members and the action of a majority of the Committee without a meeting which is duly recorded or otherwise appropriately documented shall be the action of the Committee.

     12.3 Claims Procedure. The Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Committee has denied within 90 days after the claim was received. The Committee's notice to the Claimant shall set forth:

          (a)  The specific reason for the denial;

          (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

          (c) A description of any additional material and information that is needed; and

          (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Committee within sixty
               (60) days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the Claimant that his or her failure to appeal the action to the Committee in writing within the sixty (60) day period will render the Committee's determination final, binding and conclusive.

     Such notice shall be forwarded to the Claimant within 90 days of the Committee's receipt of the claim; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 90 days, in which event it shall notify the Claimant in writing of the extension, and shall specify the reason(s) for the extension.

     If the Claimant should appeal to the Committee, he or she, or his or her duly authorized representative, may submit, in writing, whatever issues and comments he or she or his or her duly authorized representative feels are pertinent. The Claimant, or his or her duly authorized representative, may review pertinent Plan documents. The Committee shall reexamine all facts to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event shall the Committee render a decision respecting a denial for a claim for benefits later than one hundred twenty (120) days after its receipt of a request for review.

     The Committee's notice of denial of benefits shall identify the name and address of the Committee to whom the Claimant may forward his or her appeal.

     12.4 Records Management. The Committee shall designate in its sole discretion a firm or organization to maintain the required records and reports of the Plan. The Company shall pay all expenses of such firm or organization.


                                   SECTION 13

                                      TRUST

     13.1 Trust Fund.

          (a) A Trust Fund has been established into which shall be paid the contributions to the Accounts which shall be held in separate subaccounts. At no time prior to the satisfaction of all liabilities under this Plan with respect to Participants, Former Participants, and beneficiaries of Participants, shall any part of the corpus or income of the Trust Fund be used for or diverted to any purpose other than for their exclusive benefit, except as stated in Section 16. No person shall have any financial interest in or right to the Trust Fund or any part thereof, except as expressly provided for in this Plan and a Participant's interest may not be assigned or alienated by act of the Participant or by operation of law, except as provided in Section 16.

          (b) Each Participant or Former Participant or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment. No liability for the payment of benefits under the Plan shall be imposed upon the Company, an Affiliate, the Committee, or the officers, directors, or stockholders of any such entity.

     13.2 Administrative Expenses. The reasonable expenses of administering the Plan, as determined by the Administrator, shall be payable from the Trust maintained for the Plan, except to the extent that the Employer, in its discretion, pays the expenses directly.



                                   SECTION 14

                            FIDUCIARY RESPONSIBILITY

     14.1 Conduct. Each fiduciary shall discharge his or her duties with respect to the Plan and Trust Agreement solely in the interest of the Participants, Former Participants, and beneficiaries of Participants for the exclusive purpose of providing benefits to Participants, Former Participants, and their beneficiaries, and defraying reasonable expenses of administering the Plan and Trust Fund with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and in accordance with this Plan and any other documents or instruments governing the Plan and Trust Fund. A fiduciary who complies with the foregoing standards shall not be liable for any loss, action or omission hereunder.

     14.2 Allocation and Delegation of Responsibilities. Plan Fiduciaries may allocate the responsibilities, obligations and duties granted to them for the operation and administration of the Plan and Trust Agreement among themselves. Any Plan Fiduciary may designate other individuals, corporations or other entities, who are not Plan Fiduciaries, to carry out such Plan Fiduciary's responsibilities, obligations and duties with respect to the Plan and Trust Agreement, except to the extent that ERISA prohibits such delegation of authority and discretion. Such allocations and delegations may be revoked or modified at any time and any such allocation, delegation, revocation or modification shall be made by written instruments signed by the Plan Fiduciary, if an individual, or in the case of other entities who are Plan Fiduciaries, in accordance with the procedures governing the functions of such entity, and a written record shall be kept thereof.

     14.3 Co-Fiduciary Responsibility. A Plan Fiduciary or any individual, corporation or other entity employed or appointed by a Plan Fiduciary to serve in a fiduciary capacity with respect to the Plan or Trust Fund shall be solely responsible for the responsibilities, obligations or duties allocated or delegated to it, whether under this Plan and Trust Agreement or under the terms and conditions of employment or appointment. No person to whom such responsibilities, obligations or duties have not been allocated or delegated shall be responsible with respect to any action directed, taken or omitted by the Plan Fiduciary or individual, corporation or other entity serving in a fiduciary capacity to whom such responsibilities, obligations or duties have been allocated or delegated unless he or she participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Plan Fiduciary or individual, corporation or entity, knowing such act or omission is a breach of fiduciary responsibility or, if he or she has knowledge of a breach, he or she fails to make reasonable efforts under the circumstances to remedy the breach.

     14.4 Duties of Fiduciaries With Respect to Investments. The Trustee shall have primary responsibility for investment of the assets of the Trust Fund which it administers unless the Company shall either:

          (a) Allocate control and management of all or any portion of the Trust assets to an Investment Manager, or

          (b) Notify the Trustee that the Committee shall direct the Trustee in the investment of all or any portion of the Trust Fund.

     If the Company appoints an Investment Manager pursuant to the foregoing, such Investment Manager shall be an investment adviser registered under the Investment Advisers Act of 1940, a bank as defined in such Act, or an insurance company which is qualified to manage the assets of employee benefit plans under the laws of more than one state. An Investment Manager shall acknowledge in writing its appointment as a Plan Fiduciary hereof, and shall serve until a proper resignation is received by the Company, or until it is removed or replaced by the Company.

     The Company, the Affiliates, the Committee and the Trustee shall be under no duty to question the direction or lack of direction of any Investment Manager, but shall act and shall be fully protected in acting, in accordance with each such direction. An Investment Manager shall have sole investment responsibility for that portion of the Trust assets which it has been appointed to manage, and no other Plan Fiduciary or any Trustee shall have any responsibility for the investment of any such assets, the management of which has been delegated to an Investment Manager, or liability for any loss to or diminution in value of such Trust assets resulting from any action directed, taken or omitted by an Investment Manager.

     If the Company notifies the Trustee that the Committee will direct the Trustee in the investment of all or any portion of the Trust Fund, the Trustee shall be subject to proper directions of the Committee, which are made in accordance with the terms of the Plan and which are not contrary to the provisions of Title I of ERISA. The Trustee shall be fully protected in acting in accordance with each such direction. No other Plan Fiduciary shall have any responsibility for the investment of any asset of the Trust Fund, the direction of which is given to the Committee, or liability for any loss to or diminution in value of such Trust Fund resulting from any action taken or omitted by the Trustee in accordance with such direction.


                                   SECTION 15

                       AMENDMENT, TERMINATION, AND MERGER

     15.1 Right to Amend or Terminate the Plan. It is the intention of the Company to continue this Plan indefinitely and to make such contributions as may be required hereunder regularly each year. Nevertheless, subject to the provisions hereinafter set forth, the Board of Directors of the Company reserves the right at any time or from time to time to amend, alter or discontinue the Plan in whole or in part. The Retirement Committee of the Company shall have the right to alter or amend the Plan if such action is necessary or desirable and is
(1) required by law, agreed to through collective bargaining or is appropriate to maintain the tax-qualified status of the Plan, or (2) is estimated not to result in a cost increase to the Company in excess of five (5) percent, provided, however, that no amendment or alterations shall be made which:

          (a)  shall   adversely   affect  any  right  or   obligations  of  any
               Participant with respect to any contributions made hereto;

          (b)  permits any funds paid to the  Trustee to revert to the  Company;
               or

          (c) provides for the use of the assets of the Plan, or any part thereof other than for the exclusive benefit of Participants, former Participants or their Beneficiaries or paying the reasonable expenses of administering the Plan.

          (d)  will deprive any  Participant,  Former  Participant or his or her
               beneficiary,   without  his  or  her  consent,   of  any  benefit
               theretofore accrued to him or her under the Plan.

          (e) will, except as provided in Section 16, violate Section 15.1. Any amendment of the Plan may be made, retroactively if necessary, which the Company deems necessary or appropriate to conform the Plan to, or to satisfy the conditions of, ERISA, the Code, or any other law, governmental regulations or rulings.

     15.2 Termination of the Plan. In the event of the complete termination of the Plan or upon complete discontinuance of contributions under the Plan, the interest of all Participants in their Account Balances under the Plan to the date of termination of the Plan, shall be fully vested and nonforfeitable. In the event of the partial termination of the Plan, the affected interests of the affected Participants shall be fully vested and nonforfeitable.

     15.3 Merger, Consolidation or Transfer. In the case of a merger or consolidation of the Plan with, or transfer of assets or liabilities of the Trust Fund to, any other plan or trust, the terms of the merger, consolidation or transfer shall be such that the benefits to which a Participant is entitled immediately after the merger, consolidation or transfer shall be equal to or greater than the benefit to which the Participant is entitled immediately prior to the merger, consolidation or transfer. For purposes of this Section, the benefit to which a Participant is entitled shall be determined on the assumption that the Plan had terminated on the day such determination is made.



                                   SECTION 16

                      NONALIENATION OF BENEFITS EXCEPT FOR

                       QUALIFIED DOMESTIC RELATIONS ORDERS

     Benefits provided under the Plan may not be assigned or alienated or otherwise subject in any manner to anticipation, sale, transfer, pledge, garnishment, encumbrance or charge except in the case of a Qualified Domestic Relations Order as defined in this Section 16. The Plan shall establish procedures to determine that the requirements of Section 414(p) of the Code are met with respect to Qualified Domestic Relations Orders. For purposes of this
Section 16, a Qualified Domestic Relations Order must meet the following requirements of (a) and (b) set forth below.

          (a) A Qualified Domestic Relations Order consists of any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights of a spouse, child, or other dependent and is made pursuant to a State domestic relations law (including a community property law) and which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan.

          (b) A Qualified Domestic Relations Order must also meet the following conditions:

               (i) Such Order must clearly specify the name and the last known mailing address (if any) of the Participant and the name and mailing address of each alternate payee covered by the Order.

               (ii) Such Order must clearly  specify the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternative payee, or the manner in which such amount or percentage is to be determined.

               (iii)Such Order must  clearly  specify  the number of payments or period to which such Order applies and the name of the Plan.

               (iv) Such Order shall not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan.

               (v) Such Order shall not require the Plan to provide increased benefits (determined on the basis of actuarial value).

               (vi) Such Order  shall not  require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another Order previously determined to be a Qualified Domestic Relations Order.

     This Section 16 shall be construed in accordance with Section 414(p) of the Code and regulations issued thereunder.

     After an Order has been found to meet the conditions for a Qualified Domestic Relations Order, the Administrator of the Plan may make payments to the alternate payee who has been assigned a right to benefits payable with respect to a Participant under the Plan as soon as administratively feasible in accordance with the terms of the Qualified Domestic Relations Order.


                                   SECTION 17

                            MISCELLANEOUS PROVISIONS

     17.1 Plan Not a Contract of Employment. Nothing in the Plan shall give any Employee the right to be retained in the employ of the Company or any Affiliate; all Employees shall remain subject to discharge, discipline or lay-off to the same extent as if the Plan had not been put into effect.

     17.2 Gender and Number. Wherever appropriate, the masculine pronoun as used herein shall mean the feminine, and the singular, the plural.

     17.3 Governing Law. The Plan shall be governed in accordance with the laws of the State of New York except to the extent superseded by ERISA.

     17.4 Records and Reports. The Committee or its designee shall exercise appropriate authority to comply with ERISA relating to records and reports to Participants and appropriate governmental agencies, including annual notification to Participants of their Account balances, and annual registration of the Plan.

     17.5 Wyeth Common Stock. The Trustee shall vote Wyeth Common Stock represented by the units it holds in the Wyeth Common Stock Fund in accordance with the instructions received from the Participant and if no instructions are received such stock shall not be voted.

     17.6 Communications. For all purposes under the Plan, any reference to the written form shall also include any telephonic or electronic form as approved by the Committee.



                                   SECTION 18
                         TREATMENT OF RETURNING VETERANS

     18.1 Applicability and Effective Date. Notwithstanding any other provisions of the Plan, the rights of any Returning Veteran who resumes employment with the Company on or after December 12, 1994 shall be modified as set forth in this Section.

     18.2 Definitions. For purposes of this Section 18, the terms defined herein shall have the following meanings:

               (a) "Qualified Military Service" means any service (either voluntary or involuntary) by an individual in the Uniformed Services if such individual is entitled to reemployment rights with the Company with respect to such service.

               (b) "Returning Veteran" means a former Employee who, on or after December 12, 1994, returns from Qualified Military Service to employment with the Company within the period of time during which his or her reemployment rights are protected by law.

               (c)  "Uniformed  Services"  means  the  Armed  Forces,  the  Army
                    National Guard and Air National Guard (when engaged in active duty for training, inactive duty training, or full-time National Guard duty), the commissioned corps of the Public Health Service, and any other category of persons designated by the President of the Untied States in time of war or emergency.

     18.3 Eligibility to Participate. For purposes of Section 3 of the Plan:

               (a) A Returning Veteran who was an Employee eligible to participate in the Plan immediately prior to his or her Qualified Military Service shall be deemed to have remained an eligible Employee throughout his or her Qualified Military Service.

               (b) A Returning Veteran who would have become a Participant in the Plan during the period of his or her Qualified Military Service but for the resulting absence from employment, shall be deemed to have become a Participant as of the date when he or she would have become a Participant if he or she had not entered into Qualified Military Service.

     18.4 No Break in Service. A Returning Veteran shall be deemed not to have incurred any break in service on account of his or her Qualified Military Service.

     18.5 Vesting Credit. A Returning Veteran's Years of Service for vesting purposes shall be determined under Section 4.4, except that with respect to any period of Qualified Military Service, he or she shall be credited with the Hours of Service with which he or she would have been credited had he or she remained an Employee during such period.

     18.6   Restoration   of  Salary   Deferral   Contributions   and  After-Tax
Contributions.

          (a) Each Returning Veteran who, during his or her period of Qualified Military Service would have been eligible to make Salary Deferral Contributions and After-Tax Contributions, shall be permitted to contribute an amount equal to the amount of Salary Deferral Contributions and After-Tax Contributions that the Employee could have made during such absence from employment. Such "make-up" contributions shall be made during the period that begins with the Employee's reemployment by the Employer and ends with:

                    (i)  the expiration of a period of five years, or

                    (ii) if shorter, a period equal to three times the period of
                         Qualified Military Service.

          (b) Any make-up contributions described in Subsection (a) hereof shall be made in addition to those Salary Deferral Contributions After-Tax Contributions that the Participant may elect to make after his or her reemployment pursuant to Section 4.1.

     18.7 Determination of Covered Compensation. For purposes of determining the amount of any make-up contributions under this Section 18, and for applying the limits of Section 10, a Participant's Covered Compensation during any period of Qualified Military Service shall be deemed to equal either:

          (a) the Covered Compensation the Participant would have received but for such Qualified Military Service, based on the rate of pay he or she would have received from the Company; or

          (b) if the amount described in (a) above is not reasonably certain, the Participant's average Covered Compensation from a participating Company during the 12-month period immediately preceding the Qualified Military Service (or, if shorter, the period of employment immediately preceding the Qualified Military Service). Such amount shall be adjusted as necessary to reflect the length of the Participant's Qualified Military Service.

     18.8 Restoration of Matching Contributions. If a Returning Veteran contributes "make-up" Salary Deferral Contributions After-Tax Contributions pursuant to Section 18.6, the Company shall contribute on his or her behalf the related Matching Contributions that it would have made under Sections 4.5 and
4.6 if such Salary Deferral Contributions After-Tax Contributions had been made in the year to which they relate. Such Matching Contributions shall not include the earnings that would have accrued on such amount or any forfeitures that would have been allocated to the Returning Veteran's Account during the period of Qualified Military Service.

     18.9 Application of Certain Limitations.

          (a) For purposes of applying the limitations of Sections 4.9 and 4.10, any make-up contributions described in Section 18.6, and any related Matching Contributions described in Section 18.8, shall be treated as contributions for the Plan Year to which they relate, rather than the Plan Year in which they were actually made.

          (b) For purposes of applying the limitations of Section 4.2, any such make-up contributions shall be treated as contributions for the calendar year to which they relate, rather than the calendar year in which they are actually made.

          (c) For purposes of applying the limitations of applying the limitations of Sections 4.9 and 4.10 and Section 11, any make-up contributions described in Section 18.6 and related Matching
               Contributions described in Section 18.8 shall be disregarded, both for the Plan Year to which the contributions relate, and for the Plan Year in which they are actually made.

     18.10  Suspension of Loan  Repayments.  Notwithstanding  any  provisions of
Article 9 to the contrary, if a Participant receives a loan from the Plan and enters into Qualified Military Service during the term of the loan, a decrease in Compensation or failure to make required loan repayments during such Qualified Military Service shall not result in a default under Section 9.1(l).

     18.11 Administrative Rules and Procedures. The Committee or the Administrator shall establish such rules and procedures as it deems necessary or desirable to implement the provisions of this Article, provided that they are not in violation of the Uniformed Services Employment and Reemployment Rights Act of 1994, any regulations thereunder, or any other applicable law.

                                   SCHEDULE A

                                Investment Funds

1. Company Stock Fund

2. MSIFT Value Fund

3. Interest Income Fund

4. Fidelity U.S. Equity Index Portfolio

5. Fidelity Megellan Fund

6. Fidelity Low Price Stock Fund

7. Fidelity Balanced Fund

8. Fidelity International Growth and Income Fund

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "Plan")

                                   APPENDIX I
                  VESTING FOR PARTICIPANTS WHO ARE TRANSFERRED
                          TO BAUSCH & LOMB INCORPORATED

     American Home Products Corporation ("AHPC") and Bausch & Lomb Incorporated ("B&L") entered into an agreement (the "Purchase Agreement"), whereby B&L purchased, as of December 31, 1997 (the "Closing Date"), substantially all of the issued and outstanding shares and certain assets of Storz Instrument Company and Storz Ophthalmics, Inc. ("Storz"), wholly-owned subsidiaries of AHPC. Pursuant to Section 9.4.3 of the Purchase Agreement, the Plan is amended to provide that, notwithstanding the provisions of Section 4.4 of the Plan, a Plan Participant, as of the Closing Date, whose employment is transferred to B&L, as of the Closing Date, shall be fully vested in his or her benefit attributable to his or her Matching Account accrued as of the Closing Date, regardless of whether he or she has less than five years of Continuous Service.

               APPENDIX II- ROLLOVERS OF DISTRIBUTIONS TO THE PLAN

                 FROM THE SOLVAY AMERICA COMPANIES' SAVINGS PLAN


     American Home Products Corporation ("AHPC") entered into a purchase agreement with Solvay America ("Purchase Agreement") whereby AHPC purchased certain assets of the Solvay Animal Health Division (the "Business") and certain employees of the Business became employees of AHPC pursuant to the Purchase Agreement (the "Transferred Employees"). As part of the Purchase Agreement, the Plan is hereby amended to permit Transferred Employees to roll over their account balances in the Solvay America Companies' Savings Plan (including loans) into the Plan. However, such rollovers shall only be permitted during a period commencing on the closing date for the acquisition of Solvay Animal Health Division (the "Closing Date") and ending ninety (90) calendar days thereafter.

                  APPENDIX III - GENETICS INSTITUTE ACQUISITION


         Effective July 1, 1997, the Genetics Institute (401(k)) Savings and Investment Plan ("Genetics Institute Savings Plan") was merged into the American Home Products Corporation Savings Plan ("AHPC Savings Plan"). The following special provisions will apply under the AHPC Plan to Participants of the Genetics Institute Savings Plan.

          1.   Transfer of Assets

               The account balances of Participants in the Genetics Institute Savings Plan shall be transferred to the AHPC Savings Plan as of July 1, 1997 into investment funds under the AHPC Savings Plan which most closely correspond to the investment funds under the Genetics Institute Savings Plan in which such account balances are invested on that date. After the transfer, Participants in the Genetics Institute Savings Plan may thereafter elect, in accordance with the provisions of Section 6.5 of the AHPC Plan, to transfer these amounts into any other investment funds offered in the AHPC Savings Plan.

          2.   Participation

               Participants in the Genetics Institute Savings Plan as of June 30, 1997, who are actively employed with Genetics Institute shall become Participants in the AHPC Savings Plan as of such date.

          3.   Vesting

               Participants of the Genetics Institute Savings Plan who are actively employed by Genetics Institute or any of its affiliates on June 30, 1997, shall be 100% vested in all amounts in their accounts in the Genetics Institute Savings Plan as of such date (including any Company Matching Contributions and earnings on those contributions) regardless of the amount of the Participant's service. Participants of the Genetics Institute Savings Plan on June 30, 1997 who were not actively employed with Genetics Institute or any of its affiliates as of that date shall be vested in these accounts in accordance with the provisions of the Genetics Institute Savings Plan.

               With respect to contributions made to the AHPC Plan after June 30, 1997, former Participants of the Genetics Institute Savings Plan who had three or more years of service with Genetics Institute as of that date will be vested under either the AHPC Savings Plan vesting schedule or the Genetics Institute Savings Plan, based upon whichever provides the greater vested amount. Participants of the Genetics Institute Savings Plan on July 1, 1997 who had less than 3 years of service will be vested to the same extent as they were vested under the Genetics Institute Savings Plan on such date and future Company contributions shall be vested in accordance with the vesting provisions of the Plan.

          4.   Distributions Upon Employment Termination

               Amounts that have been contributed to the Genetics Institute Savings Plan and which have been transferred to the AHPC Savings Plan, as well as amounts contributed after July 1, 1997, shall be distributed in accordance with the provisions of Section 7 of the AHPC Savings Plan.

          5.   In-Service Withdrawals

               As of July 1, 1997, the provisions of the AHPC Savings Plan regarding in service withdrawals, as set forth in Section 8 of the AHPC Savings Plan, shall apply to the amounts transferred to the AHPC Savings Plan from the Genetics Institute Savings Plan.

          6.   Loans

               After July 1, 1997, the provisions of Section 9 of the AHPC Savings Plan shall apply with respect to loans to Participants whether or not the loan is made from amounts contributed to the Genetics Institute Savings Plan or the AHPC Savings Plan.

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "Plan")

                                   APPENDIX IV
                  VESTING FOR PARTICIPANTS WHO ARE TRANSFERRED
                        TO TYCO INTERNATIONAL (US), INC.


     American Home Products Corporation ("AHPC"), American Cyanamid Company ("Cyanamid"), and AHPC Subsidiary Holding Corporation ("AHPC Sub") entered into an agreement (the "Purchase Agreement") with Tyco International (US), Inc. ("Tyco"), dated as of October 20, 1997, whereby Tyco purchased, as of February 27, 1998 (the "Closing Date"), substantially all of the issued and outstanding shares and certain of the assets of Sherwood Medical Company, a wholly-owned subsidiary of AHPC. Pursuant to Section 9.4(c) of the Purchase Agreement, the Plan is amended to provide that, notwithstanding the provisions of Section 4.4 of the Plan, a Plan Participant, as of the Closing Date, whose employment is transferred to Tyco as of the Closing Date, shall be fully vested in his or her benefit attributable to his or her Matching Account accrued as of the Closing Date, regardless of whether he or she has less than five years of Continuous Service.

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "Plan")

                        APPENDIX V - APOLLON ACQUISITION



     Employees of Apollon, Inc. ("Apollon"), on April 14, 1998, who are employed by American Home Products Corporation or one of its subsidiaries as of April 15, 1998 ("Transferred Employees") will become eligible for participation in the Plan, effective as of April 15, 1998, after satisfying the requirements of
Section 3.1 of the Plan.

     For purposes of the eligibility requirements under Section 3.1 of the Plan and for purposes of the vesting requirements under Section 4.4 of the Plan, service of Transferred Employees under the Plan shall include their service with Apollon prior to April 15, 1998, provided however, that such service shall be credited in accordance with the provisions and rules of the Plan for the crediting of such service.

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "Plan")

                                   APPENDIX VI
                  VESTING FOR PARTICIPANTS WHO ARE TRANSFERRED
                           TO QIC HOLDING CORPORATION


     American Home Products Corporation ("AHPC") and A.H. Robins Company, Incorporated entered into an agreement (the "Purchase Agreement") with QIC Holding Corporation ("QIC"), dated as of May 28, 1998, whereby QIC purchased, as of June 5, 1998 (the "Closing Date"), substantially all of the issued and outstanding shares and certain of the assets of Quinton Instrument Company, a wholly-owned subsidiary of AHPC. Pursuant to Section 9.4(c) of the Purchase Agreement, the Plan is amended to provide that, notwithstanding the provisions of Section 4.4 of the Plan, a Plan Participant, as of the Closing Date, whose employment is transferred to QIC as of the Closing Date, shall be fully vested in his or her benefit attributable to his or her Matching Account accrued as of the Closing Date, regardless of whether he or she has less than five years of Continuous Service.

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "PLAN")

                        APPENDIX VII - SOLGAR ACQUISITION

                      Employees of Solgar Vitamins and Herb
                      Company and Solgar Laboratories, Inc.
                               ("Solgar Company")

         Effective July 30, 1998, the following special provisions shall apply under the American Home Products Corporation Savings Plan - United States (the "Plan"), notwithstanding any other provision of the Plan to the contrary, to employees of Solgar Vitamins and Herb Company and Solgar Laboratories, Inc. (the "Solgar Company"), who became employees of the American Home Products Corporation ("AHPC") on July 30, 1998, as a result of the purchase of assets of the Solgar Company by AHPC (the "Transferred Employees").

         Transferred Employees will become eligible for participation in the Plan, effective as of July 30, 1998, after satisfying the requirements of
Section 3.1 of the Plan.

         For purposes of the eligibility requirements under Section 3.1 of the Plan and the vesting requirements under Section 4.4 of the Plan, service of Transferred Employees under the Plan shall include their service with the Solgar Company prior to July 30, 1998, provided however, that such service shall be credited in accordance with the provisions and rules of the Plan for the crediting of such service.

                       AMERICAN HOME PRODUCTS CORPORATION
                        SAVINGS PLAN (the "Savings Plan")

                                  APPENDIX VIII

                     VESTING FOR PARTICIPANTS TRANSFERRED TO
                             SINALUNGA HOLDING B.V.

           American Home Products Corporation - Sinalunga Holding B.V.
                     Agreement to Sell the Eurand Companies


     American Home Products Corporation ("AHPC") entered into an agreement (the "Purchase Agreement") with Sinalunga Holding B.V. ("Sinalunga"), a Dutch corporation, dated March 19, 1999, to purchase substantially all of the issued and outstanding shares of the Eurand Companies, a wholly-owned subsidiary of AHPC (the "Purchase Agreement"), as of April 1, 1999 (the "Closing Date"). Pursuant to Section 7.2(c) of the Purchase Agreement, the Savings Plan is hereby amended to provide that, notwithstanding the provisions of Section 4.4 of the Savings Plan, a Plan Participant as of the Closing Date, who becomes an employee of the Eurand Companies, Sinalunga or their affiliates as of the Closing Date, shall be fully vested in the portion of his or her Account attributable to Company Matching Contributions as of the Closing Date, regardless of whether he or she has less than five years of Continuous Service.

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "Plan")

                      APPENDIX IX - GLAXO FACILITY PURCHASE



     American Home Products Corporation (the "Company") acquired substantially all of the assets of a facility located at 40 Technology Way, West Greenwich, Rhode Island, pursuant to a purchase agreement with Glaxo Wellcome Biopharmaceuticals, Inc., a Delaware corporation and wholly-owned subsidiary of Glaxo Wellcome, Inc. ("Glaxo"), dated August 23, 1999.

     Employees of Glaxo, on September 24, 1999 (the "Closing Date"), who are offered and accept employment with the Company or one of its subsidiaries as of the Closing Date in the United States (the "Glaxo Employees") will become eligible for participation in the Plan, effective as of the Closing Date, after satisfying the eligibility requirements of Section 3.1 of the Plan.

     For purposes of the eligibility requirements under Section 3.1 of the Plan and for purposes of the vesting requirements under Section 4.4 of the Plan, service of Glaxo Employees under the Plan shall include their service with Glaxo prior to the Closing Date, provided however, that such service shall be credited pursuant to the provisions and rules of the Plan for the crediting of service.

                       AMERICAN HOME PRODUCTS CORPORATION
                SAVINGS PLAN - UNITED STATES (the "Savings Plan")

                  VESTING FOR PARTICIPANTS AFFECTED BY THE SALE
                           TO BASF AKTIENGESELLSCHAFT

                                   APPENDIX X

     American Home Products Corporation (the "Company") and American Cyanamid Company ("Cyanamid") a wholly-owned subsidiary of the Company, entered into an agreement with BASF Aktiengesellschaft, a corporation organized under the laws of Germany ("BASF"), dated as of March 20, 2000 (the "Purchase Agreement"), whereby the Company sold to BASF the crop protection business conducted by Cyanamid. Pursuant to Section 9.4(c) of the Purchase Agreement, the Savings Plan is hereby amended to provide that, notwithstanding the provisions of Section 4.4 of the Savings Plan, all Plan Participants who are "U.S. Employees" as defined in the Purchase Agreement (or whose employment is otherwise transferred to BASF in connection with the transactions contemplated by the Purchase Agreement), shall be fully vested in his or her benefit attributable to his or her Matching Account as of June 30, 2000 (the "Closing Date"), regardless of whether he or she has less than five years of Continuous Service. Notwithstanding the foregoing, Participants who are on disability, leave of absence, or lay off with recall rights on the Closing Date shall become fully vested in the benefits attributable to his or her Matching Account as of the time he or she returns to work and is transferred to employment with BASF, provided such return to employment occurs within 180 days after the Closing Date. Assets of Participants in the Savings Plan who become employed by BASF as of the Closing Date shall be transferred to the defined contribution plan of BASF as soon as practicable after the Closing Date.

                       AMERICAN HOME PRODUCTS CORPORATION
                          SAVINGS PLAN - UNITED STATES

                 VESTING FOR PARTICIPANTS WHO ARE TRANSFERRED TO
                               R.P. SCHERER, INC.

                                   APPENDIX XI


     American Home Products Corporation (the "Company") entered into an asset purchase agreement, dated December 22, 2000 (the "Purchase Agreement"), with R.P. Scherer Corporation ("Scherer") pursuant to which the Company agreed to sell and Scherer agreed to buy certain assets relating to the Company's vegetable-based capsule business. Pursuant to the terms of the Purchase Agreement, the American Home Products Corporation Savings Plan - United States (the "Plan") is hereby amended to provide that, notwithstanding the provisions of Section 4.4 of the Plan, a Participant in the Plan whose employment is transferred to Scherer in connection with the foregoing transaction shall be fully vested in his or her benefit attributable to his or her matching account accrued as of the date of the transfer of employment, regardless of whether he or she has less than five years of Continuous Service (as defined in the Savings
Plan) on that date.

               AMERICAN HOME PRODUCTS SAVINGS PLAN - UNITED STATES
                                EGTRRA AMENDMENTS

                                  APPENDIX XII


     SECTION 1. LIMITATIONS ON CONTRIBUTIONS

     1. Effective date. This Section shall be effective for Limitation Years beginning after December 31, 2001.

     2. Maximum Annual Addition. Except to the extent permitted under Section 7 of this amendment and Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under Section 10 of the Plan for any Limitation Year shall not exceed the lesser of:

          (a)  $40,000,  as adjusted for increases in the  cost-of-living  under
               Section 415(d) of the Code, or

          (b) 100 percent of the Participant's Compensation, within the meaning of Section 415(c)(3) of the Code, for the Limitation Year.

     The Compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.


                    SECTION 2. INCREASE IN COMPENSATION LIMIT

     The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the "determination period"). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

                   SECTION 3. MODIFICATION OF TOP-HEAVY RULES

          1. Effective date. This Section shall apply for purposes of determining whether the Plan is a top-heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Section 11 of the Plan.

          2.   Determination of top-heavy status.

          2.1 Key Employee. Key Employee means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

          2.2 Determination of present values and amounts. This Section 2.2 shall apply for purposes of determining the amounts of account balances of Employees as of the Determination Date.

          2.2.1Distributions  during year ending on the Determination  Date. The amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

          2.2.2Employees not performing services during year ending on the Determination Date. The Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

          3.   Minimum benefits.

     Matching Contributions. Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.


                SECTION 4. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

          1. Effective date. This Section shall apply to distributions made after December 31, 2001.

          2. Modification of definition of Eligible Rollover Distribution to exclude hardship withdrawals. For purposes of the direct rollover provisions in Section 7.14 of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

          3. Modification of definition of Eligible Rollover Distribution to include after-tax contributions. For purposes of the direct rollover provisions in Section 7.14 of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in
               Section  401(a) or 403(a) of the Code that  agrees to  separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

          4. Modification of definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 7.13 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

     The Plan will accept Participant Rollover Contributions and/or direct rollovers of Eligible Rollover Distributions made after December 31, 2001, from a qualified Plan described in Section 401(a) or 403(a) of the Code.


                     SECTION 5. REPEAL OF MULTIPLE USE TEST

     The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 4.10 of the Plan shall not apply for Plan Years beginning after December 31, 2001.


             SECTION 6. ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION

     No Participant shall be permitted to have Salary Deferral Contributions made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 7 of this amendment and
     Section 414(v) of the Code, if applicable.

                        SECTION 7. CATCH-UP CONTRIBUTIONS

     All Employees who are eligible to make Salary Deferral Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as
     applicable, by reason of the making of such catch-up contributions.

     This Section 7 shall apply to contributions made after December 31, 2001.


          SECTION 8. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

     A Participant who receives a distribution of Salary Deferral Contributions after December 31, 2001, on account of hardship shall be prohibited from making Salary Deferral Contributions and After-Tax Contributions under this Plan and all other plans of the Employer for 6 months after receipt of the distribution.


             SECTION 9. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

          1. Effective date. This Section 9 shall apply for distributions and severances from employment occurring after the dates set forth below.

          2. New distributable event. A Participant's Salary Deferral Contributions, Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

     This Section shall apply for distributions after severances from employment occurring after December 31, 2001.

                       AMERICAN HOME PRODUCTS CORPORATION
                            SAVINGS PLAN (the "Plan")

                 VESTING FOR PARTICIPANTS WHO ARE TRANSFERRED TO
                               IMMUNEX CORPORATION

                                  APPENDIX XIII

     American Home Products Corporation ("AHPC"), a Delaware corporation, and AHPC Subsidiary Holding Corporation, a Delaware corporation, (together with AHPC the "Sellers") entered into a purchase agreement with Immunex Corporation ("Immunex"), a Washington corporation, (the "Buyer"), dated November 6, 2001 (the "Purchase Agreement"), for the purchase as of January 3, 2002 (the "Closing Date") by Immunex of one thousand (1,000) shares of Greenwich Holdings Inc. ("Greenwich"), a Delaware corporation, which constitutes all of the issued and outstanding shares of capital stock of Greenwich.

     Pursuant to Section 8.1(b) of the Purchase Agreement, Buyers agreed to amend the Plan to provide that Participants in the Plan who have their employment transferred to Immunex on the Closing Date, the "Transferred Employees", as defined in the Purchase Agreement), shall be fully vested in their benefit attributable to their Matching Account as of the Closing Date, regardless of the number of years of Continuous Service of the Transferred Employees on that date.

                                      WYETH
                SAVINGS PLAN - UNITED STATES (the "Savings Plan")

                  VESTING FOR PARTICIPANTS WHO ARE TRANSFERRED
                        TO BAXTER HEALTHCARE CORPORATION

                                  APPENDIX XIV

     Wyeth, a Delaware corporation and Wyeth Pharmaceuticals Inc., a New York corporation and wholly-owned subsidiary of Wyeth (together with Wyeth, the "Sellers"), entered into an agreement with Baxter Healthcare Corporation, a Delaware corporation ("Buyer"), dated as of June 8, 2002 (the "Purchase Agreement"), whereby Sellers agreed to sell certain assets to Buyer and Buyer agreed to assume certain liabilities in each case related primarily to the "Business" (as defined in the Purchase Agreement). Pursuant to
     Section 9.2(c) of the Purchase Agreement, the Savings Plan is hereby amended to provide that, notwithstanding the provisions of Section 4.4 of the Savings Plan, each Savings Plan Participant who is a "Transferring Employee", as defined in the Purchase Agreement, shall be fully vested in his or her Matching Account as of the Closing Date (as defined in the Purchase Agreement), regardless of whether he or she has less than five years of Continuous Service (as defined in the Savings Plan) as of the Closing Date.

     Notwithstanding the foregoing, a Participant in the Savings Plan who is not actively at work on the Closing Date due to short-term disability or other authorized leave of absence shall become fully vested in his or her Matching Account as of the date he or she returns to employment and is transferred to employment with Buyer, provided such return to employment occurs within 180 days after the Closing Date.